UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
EMPOWER FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Empower Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2022

Item 1. REPORTS TO STOCKHOLDERS
EMPOWER FUNDS, INC.
Empower Multi-Sector Bond Fund (Formerly Great-West Multi-Sector Bond Fund)
(Institutional Class and Investor Class)
Annual Report
December 31, 2022
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Loomis, Sayles & Company, L.P. (“Loomis”) and Virtus Fixed Income Advisers, LLC (“Virtus”), formerly Newfleet Asset Management, LLC
Fund Performance
For the twelve-month period ended December 31, 2022, the Fund (Investor Class shares) returned -11.42%, relative to a -16.01% return for the Bloomberg Multiverse Index, the Fund’s benchmark index.
Loomis Commentary
The global bond market suffered pronounced weakness in 2022. Coming into the year, investors were already on edge as the investment community slowly began to understand that inflation would not be as “transitory” as initially expected. The outlook grew even more challenging after Russia’s invasion of Ukraine caused a jump in commodity prices and additional disruptions in global supply chains. Consumer price inflation (“CPI”) further increased as a result, with year-over-year gains of more than 8% in each monthly report of the second quarter. Inflation stayed elevated for the rest of the year before showing signs of cooling in the fourth quarter. Still, CPI remained above 7% in both the October and November reports, well above the Federal Reserve’s (the “Fed”) 2% target.
These developments prompted the Fed and other major central banks to tighten monetary policy aggressively. The Fed, in addition to ending its stimulative quantitative easing policy, raised interest rates at seven consecutive meetings from March onward. The benchmark fed funds rate, which stood in a range of 0% to 0.25% at the start of 2022, finished the year at 4.25% - 4.50%. This represented the most aggressive increase in short-term rates since the early 1980s.
The backdrop of high inflation and rising rates weighed heavily on U.S. Treasurys. The yield on the two-year note surged from 0.39% to 4.41% over the course of 2022, while the 10-year yield climbed from 1.44% to 3.88%. The Treasury market suffered its second consecutive year of negative returns in 2022 - the first time this has happened since 1958-59. One result of these moves was that the yield curve inverted significantly (meaning that short-term yields traded above those on longer-term debt), an unusual event that typically precedes a recession.
Investment grade corporate bonds posted a double-digit loss and lagged Treasurys. In addition to suffering from the uptrend in prevailing yields, corporates experienced a large increase in yield spreads relative to government debt. Rising spreads were the result of investors’ declining appetite for risk and concerns about the impact slowing economic growth could have on corporations’ earnings and balance sheets.
High yield bonds, while finishing 2022 in the red, outperformed U.S. Treasurys and other segments of the investment grade market. The category was helped by its higher income, lower interest rate sensitivity, and a relatively large representation of the energy sector. Senior loans, which experienced elevated demand due to their floating rate feature, were the best performing segment of the fixed income market for the year with a return just below the break-even mark.
Securitized assets - including agency mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) - posted negative total returns but outperformed the broader U.S. bond market due to the category’s shorter duration (lower interest rate sensitivity). ABS, particularly credit card and auto ABS, were the strongest performer among securitized assets due to their higher quality, better liquidity, and shorter duration.
Emerging market bonds underperformed the U.S. due to the combination of growth fears, investors’ increased aversion to risk, the conflict in Ukraine, and negative headlines out of China. U.S.-based investors were also hurt by a meaningful decline in emerging market currencies in relation to the U.S. dollar.
Our shorter-than-benchmark duration stance boosted excess performance as yields rose throughout the year. Securitized, convertibles, and non-U.S. dollar sectors were the top contributors.
On an excess basis, securitized markets positively contributed to performance as the sector generated the greatest returns within the strategy. Exposure across the ABS other, car loan, and home equity names moderately aided excess return.
Our allocation to convertibles positively impacted performance during the year. Select exposure to consumer non-cyclical names modestly helped excess return.
The exposure to non-U.S. dollar denominated issues generated positive return during the year. Our holdings denominated in the Brazilian real, Mexican peso, and Indian rupee were the best performers within the allocation.
Our overweight exposure to emerging market credit detracted from overall performance for the period. Security selection subtracted most in this sector.
Our exposure within investment grade credit reduced return in the sector. Security selection subtracted most in this sector.
The overweight allocation to high yield credit limited performance for the year. On an absolute basis, performance in the sector had the greatest negative impact in the strategy. Security selection had the most negative effect in this sector.
Virtus Commentary
Central banks embarked on the first meaningful tightening of monetary policy in several years in response to elevated inflation during the period. Their messaging has been consistent: they will stay focused on returning high inflation levels to target. The backdrop clouded the outlook for global and regional economies, with the probability of recession rising. This has resulted in negative total returns for most assets. The pandemic is still a global issue, with China’s zero-Covid policy continuing to delay the normalization of supply chains, though the rigid policy is expected to ease in the coming months. Meanwhile, the war between Russia and Ukraine is an ongoing economic shock to food and energy prices. These unresolved issues make economic forecasting and modeling a challenge and will likely contribute to a volatile investing environment for the next several quarters.
The Fed and other major central bank rhetoric shifted sharply hawkish in response to elevated inflation measures. The Fed raised its main policy rate 425 basis points (“bps”) during the fiscal year including four jumbo moves of 75 bps each and indicated its resolve to restore price stability. The Fed began to shrink its $8.9 trillion dollar balance sheet and increased the pace of run-off in September. While we still expect this to be a largely passive exercise, the market is watching for signs that the Fed may be open to selling off its MBS when caps are not met. The European Central Bank (“ECB”) also joined the inflation fight and raised its policy rate to 250 bps over four meetings, marking the first increases off zero since 2016. In addition to managing the start of its own balance sheet run-off, the ECB will have to manage the complex task of preventing financial fragmentation among its member countries. The Bank of Japan is still a relative dove given local economic conditions, but it remains to be seen how much yen weakness will be tolerated, given the policy divergences. Global central banks have a complicated task ahead, but we are confident in their ability to contain inflation.
In the twelve-month period ended December 31, 2022, volatility in the fixed income markets increased both due to a more hawkish Fed policy and the Russian invasion of Ukraine. U.S. Treasuries generally outperformed spread sectors on an excess return basis. With the spike in U.S. Treasury yields, less interest rate-sensitive sectors such as high yield bank loans, and other shorter-duration asset classes, including ABS, generally outperformed on a total return basis.
Over the last twelve months the U.S Treasury curve shifted higher with the largest increase on the front end, resulting in an inverted yield curve.
Positive contributors included:
•	Underweight Foreign Currencies: The Virtus sub-advised portion of the Fund’s (“Virtus portfolio”) underweight to foreign currencies relative to the benchmark index had the largest magnitude of positive impact to the Virtus portfolio’s outperformance in the 1-year period.
•	Shorter Duration: The Virtus portfolio’s shorter duration versus the Bloomberg Barclays Multiverse unhedged Index had a positive impact during the period of rising rates and widening spreads across all sectors.
•	High Yield Bank Loans: Issue selection within high yield bank loans had a positive impact on performance. As investor angst increases around slowing growth and its impact on credit markets, our current up-in-quality position has performed well.
•	ABS: Allocation to and issue selection within ABS had a positive impact on performance during the period. We’ve seen some softening in consumer fundamentals. However, low unemployment and a high number of job openings mitigate the effects of higher rates on the consumer. Workers continued to benefit from wage gains, especially for the lower quintile of earners. Our emphasis continues to be on the front end of the yield curve, where we look to put dollars to work in investment grade amortizing assets and in deal structures that lead to de-leveraging.
Detractors included:
•	Underweight U.S. Treasuries: The Virtus portfolio’s underweight to U.S. Treasuries had a negative impact during the year as most sectors underperformed U.S. Treasuries on an excess return basis.
•	Emerging Markets (“EM”) High Yield: Positioning within EM high yield had a negative impact on performance during the period. The drivers, still very much macro in nature, included the Fed’s inflation fighting path, China easing its zero-Covid stance, and, to a lesser extent, the war in Ukraine.
•	Corporate High Yield: Allocation and issue selection within corporate high yield had a negative impact on performance. Factors that have plagued the market throughout the year causing spreads to widen include the war in Ukraine, supply chain issues, and rising U.S. Treasury yields as the market tries to handicap levers the Fed will pull to quell inflation.

Sector Changes: Over the year, we primarily reduced exposure to high yield bank loans, corporate high yield, and emerging markets high yield securities. We redeployed the sale proceeds primarily into corporate investment grade and U.S. Treasury securities.
EM Debt and Non-U.S. Exposure: Our exposure was lower over the year. Within the space, high yield EM outperformed investment grade. We continued to execute relative value swaps within curves, credit buckets, and between sovereigns and quasi-sovereigns as relative value dictates. While we feel as though U.S. dollar strength has peaked, we have not yet added non-U.S. dollar exposure to the Virtus portfolio. Our exposure to EM has stayed at historically low levels.
Corporate Investment Grade: After declining more than 20% at the lows, the investment grade market rallied in the fourth quarter of 2022, with total returns of 3.63%. The full year total return of -15.76% is still the worst on record. Spreads rallied 25 bps up to the 130s, a level that hits the 75th percentile over a five-year range, but just 10 bps north of the five-year average. Yields are still at post-global financial crisis (“GFC”) highs, though they compressed more than 80 bps off the year-to-date highs. As fundamentals improved throughout the post-Covid period and interest coverage levels stay at decade highs, we are constructive on the asset class. Higher rates will have minimal immediate impact to issuer fundamentals because the average maturity is over eleven years in length. We are overweight financials and commodities and find banks to be the most attractive industry. We are positioned with an overweight to the BBB segment of the market because we are constructive on the market’s fundamentals, and view fallen angel risk as broadly low.
Corporate High Yield: While maintaining a meaningful allocation, we reduced high yield exposure over the year. The high yield market finished the year -11.2% with CCC’s significantly lagging. Our 2023 outlook for high yield is cautious, we view recession risk as material given the Fed continues its hawkish path to reduce inflation. Parts of the economy are already slowing due to interest rate hikes, with housing being the main example. Despite credit spreads being wide of average levels, they remain well inside of recessionary levels, so we remain cautious on the asset class. The largest meaningful counterpoint to a cautious view would be the resilience of credit fundamentals, which remain at strong levels. Aggregate leverage is below pre-Covid levels for high yield bonds, with net leverage in an even stronger position as companies hold onto cash raised during Covid. The technical environment remains neutral. 2022 saw large outflows, but very limited new issuance. Our allocation remains below our long-term average. In 2023, we will stay responsive to developments on the macro side, since data on inflation, growth and housing will continue to play key roles in the overall direction of the market. Beyond the macro, there are many storylines across several industries that offer opportunities to generate outperformance.
Securitized: We see yield opportunities not seen in many years. In the near term, low unemployment, strong consumer savings, and real wage growth suggest that the U.S. consumer will stay timely with its debt service payments. However, we are selective with our transactions, as we believe unemployment will tick higher, which may result in higher consumer delinquencies. We believe the risk/reward of higher quality, short duration securitized products is extremely attractive. Most securitized products we invest in are being scrutinized using the GFC as a measure, and our thesis continues to be driven by good fundamentals. On the mortgage side, delinquencies are at historical lows, with limited to no affordability products compared to the market in the last housing crisis. With higher mortgage rates and a subsequent fall in housing activity, we will see less supply for the new year. This should set up a favorable technical for the MBS market. As a result, the Virtus portfolio has an overweight to the sector.

The views and opinions in this report were current as of December 31, 2022 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2022 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	-11.06%	1.44%	2.28%
Investor Class	-11.42%	1.09%	2.70%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Ratings as of December 31, 2022 (unaudited)
Rating	Percentage of Fund Investments
Aaa	16.84%
Aa1	0.48
Aa2	0.66
Aa3	0.91
A1	1.95
A2	1.54
A3	1.10
Baa1	2.48
Baa2	10.16
Baa3	11.28
Ba1	4.67
Ba2	4.14
Ba3	3.26
B1	2.65
B2	2.39
B3	2.59
CCC, CC, C	3.10
Equities	0.80
Not Rated	14.64
Short Term Investments	14.36
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/22)	(12/31/22)	(07/01/22 – 12/31/22)
Institutional Class
Actual	$1,000.00	$ 997.98	$2.77
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80
Investor Class
Actual	$1,000.00	$ 995.83	$4.53
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
* Expenses are equal to the Fund's annualized expense ratio of 0.55% for the Institutional Class shares and 0.90% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 12.65%
	ACC Trust(b)
	Series 2021-1 Class C
$ 830,000	2.08%, 12/20/2024	$ 813,416
	Series 2022-1 Class C
1,015,000	3.24%, 10/20/2025	968,117
100,000	Affirm Asset Securitization Trust(b) Series 2021-B Class C 1.40%, 08/17/2026	90,894
455,000	Aimco Ltd(b)(c) Series 2020-12A Class AR 5.03%, 01/17/2032 3-mo. SOFR + 1.17%	446,243
	American Credit Acceptance Receivables Trust(b)
	Series 2019-3 Class D
170,886	2.89%, 09/12/2025	169,901
	Series 2022-1 Class D
200,000	2.46%, 03/13/2028	179,949
	Series 2022-1 Class E
855,000	3.64%, 03/13/2028	701,997
	Series 2022-4 Class C
100,000	7.86%, 02/15/2029	101,265
	AmeriCredit Automobile Receivables Trust
	Series 2019-2 Class D
720,000	2.99%, 06/18/2025	701,091
	Series 2019-3 Class D
330,000	2.58%, 09/18/2025	317,277
	Series 2020-3 Class D
85,000	1.49%, 09/18/2026	78,537
	AMSR Trust(b)
	Series 2020-SFR2 Class D
540,000	3.28%, 07/17/2037	492,250
	Series 2021-SFR2 Class C
150,000	1.88%, 08/17/2038	126,762
	Series 2021-SFR3 Class D
520,000	2.18%, 10/17/2038	435,338
	Aqua Finance Trust(b)
	Series 2019-A Class A
207,611	3.14%, 07/16/2040	195,471
	Series 2019-A Class C
970,000	4.01%, 07/16/2040	891,728
	Series 2020-AA Class D
620,000	7.15%, 07/17/2046	533,093
	Series 2021-A Class B
110,000	2.40%, 07/17/2046	92,595
752,675	Arbys Funding LLC(b) Series 2020-1A Class A2 3.24%, 07/30/2050	636,135
865,000	Avant Credit Card Master Trust(b) Series 2021-1A Class A 1.37%, 04/15/2027	791,366
	Avid Automobile Receivables Trust(b)
	Series 2019-1 Class C
1,013,229	3.14%, 07/15/2026	1,008,096
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2019-1 Class D
$ 715,000	4.03%, 07/15/2026	$ 709,523
	Series 2021-1 Class E
345,000	3.39%, 04/17/2028	305,754
	Avis Budget Rental Car Funding AESOP LLC(b)
	Series 2019-2A Class A
105,000	3.35%, 09/22/2025	101,449
	Series 2019-2A Class D
1,130,000	3.04%, 09/22/2025	1,030,130
	Series 2020-1A Class B
105,000	2.68%, 08/20/2026	94,986
	Series 2020-2A Class A
495,000	2.02%, 02/20/2027	448,584
	Series 2020-2A Class B
205,000	2.96%, 02/20/2027	183,959
	Series 2020-2A Class C
145,000	4.25%, 02/20/2027	129,453
	Series 2021-2A Class C
160,000	2.35%, 02/20/2028	132,311
615,000	BHG Securitization Trust(b) Series 2022-A Class B 2.70%, 02/20/2035	534,541
190,000	Brex Commercial Charge Card Master Trust(b) Series 2021-1 Class A 2.09%, 07/15/2024	187,939
	Business Jet Securities LLC(b)
	Series 2020-1A Class A
66,283	2.98%, 11/15/2035	60,373
	Series 2021-1A Class B
74,594	2.92%, 04/15/2036	63,222
856,950	Cajun Global LLC(b) Series 2021-1 Class A2 3.93%, 11/20/2051	725,764
372,025	CAL Funding IV Ltd(b) Series 2020-1A Class A 2.22%, 09/25/2045	321,455
	CarMax Auto Owner Trust
	Series 2019-3 Class D
320,000	2.85%, 01/15/2026	310,632
	Series 2020-1 Class D
240,000	2.64%, 07/15/2026	230,954
	Series 2020-3 Class D
200,000	2.53%, 01/15/2027	187,428
	Series 2020-4 Class D
175,000	1.75%, 04/15/2027	159,718
	Series 2022-1 Class D
100,000	2.47%, 07/17/2028	87,027
	Carvana Auto Receivables Trust
	Series 2019-3A Class E
815,000	4.60%, 07/15/2026(b)	782,474
	Series 2021-P4 Class C
135,000	2.33%, 02/10/2028	110,974
549,523	CF Hippolyta LLC(b) Series 2020-1 Class A1 1.69%, 07/15/2060	490,500

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 331,525	CLI Funding VI LLC(b) Series 2020-3A Class A 2.07%, 10/18/2045	$ 287,740
174,769	CLI Funding VIII LLC(b) Series 2021-1A Class A 1.64%, 02/18/2046	149,021
	College Ave Student Loans LLC(b)
	Series 2021-A Class C
110,000	2.92%, 07/25/2051	98,688
	Series 2021-C Class D
100,000	4.11%, 07/26/2055	77,875
	Commonbond Student Loan Trust(b)
	Series 2019-AGS Class B
127,004	3.04%, 01/25/2047	106,567
	Series 2020-1 Class A
144,538	1.69%, 10/25/2051	128,196
	Conn's Receivables Funding LLC(b)
	Series 2021-A Class B
952,000	2.87%, 05/15/2026	935,119
	Series 2022-A Class B
800,000	9.52%, 12/15/2026	793,351
	CoreVest American Finance Trust(b)
	Series 2019-3 Class A
199,411	2.71%, 10/15/2052	186,742
	Series 2019-3 Class B
145,000	3.16%, 10/15/2052	122,766
	Series 2019-3 Class C
235,000	3.27%, 10/15/2052	193,505
	Series 2020-2 Class C
100,000	4.60%, 05/15/2052(d)	92,071
	Series 2021-1 Class C
105,000	2.80%, 04/15/2053	80,773
	Series 2021-2 Class C
205,000	2.48%, 07/15/2054	149,873
	Series 2021-3 Class D
105,000	3.47%, 10/15/2054	79,394
30,084	CPS Auto Receivables Trust(b) Series 2020-C Class C 1.71%, 08/17/2026	29,893
	Credit Acceptance Auto Loan Trust(b)
	Series 2019-3A Class C
275,000	3.06%, 03/15/2029	273,395
	Series 2020-2A Class C
250,000	2.73%, 11/15/2029	242,522
	Series 2020-3A Class C
290,000	2.28%, 02/15/2030	273,280
	Series 2021-2A Class C
250,000	1.64%, 06/17/2030	225,705
	Series 2021-3A Class C
250,000	1.63%, 09/16/2030	225,394
	DB Master Finance LLC(b)
	Series 2017-1A Class A2II
157,163	4.03%, 11/20/2047	142,859
	Series 2019-1A Class A23
261,225	4.35%, 05/20/2049	238,181
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2021-1A Class A2II
$ 475,200	2.49%, 11/20/2051	$ 390,580
	Dell Equipment Finance Trust(b)
	Series 2020-2 Class C
100,000	1.37%, 01/22/2024	98,018
	Series 2020-2 Class D
105,000	1.92%, 03/23/2026	103,054
610,000	Dext LLC(b) Series 2020-1 Class D 7.21%, 02/15/2028	570,526
273,000	Diamond Resorts Owner Trust(b) Series 2021-1A Class B 2.05%, 11/21/2033	247,576
	Domino's Pizza Master Issuer LLC(b)
	Series 2017-1A Class A23
328,612	4.12%, 07/25/2047	301,149
	Series 2018-1A Class A2II
67,200	4.33%, 07/25/2048	62,133
	Series 2019-1A Class A2
334,540	3.67%, 10/25/2049	288,989
	Series 2021-1A Class A2I
783,075	2.66%, 04/25/2051	651,269
	DT Auto Owner Trust(b)
	Series 2019-3A Class D
134,572	2.96%, 04/15/2025	132,814
	Series 2021-2A Class D
155,000	1.50%, 02/16/2027	142,262
	Series 2022-1A Class D
545,000	3.40%, 12/15/2027	496,015
157,213	Education Funding Trust Trust(b) Series 2020-A Class A 2.79%, 07/25/2041	145,017
116,684	EDvestinU Private Education Loan Issue No 3 LLC(b) Series 2021-A Class A 1.80%, 11/25/2045	98,484
71,324	Elara HGV Timeshare Issuer LLC(b) Series 2021-A Class C 2.09%, 08/27/2035	62,432
	ELFI Graduate Loan Program LLC(b)
	Series 2019-A Class A
146,200	2.54%, 03/25/2044	133,336
	Series 2021-A Class B
84,388	2.09%, 12/26/2046(d)	72,234
	Exeter Automobile Receivables Trust
	Series 2019-1A Class D
284,316	4.13%, 12/16/2024(b)	283,930
	Series 2019-4A Class D
776,037	2.58%, 09/15/2025(b)	763,012
	Series 2020-2A Class D
305,000	4.73%, 04/15/2026(b)	301,928
	Series 2022-2A Class D
100,000	4.56%, 07/17/2028	93,711

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2022-6A Class C
$ 110,000	6.32%, 05/15/2028	$ 110,050
820,000	FAT Brands Royalty LLC(b) Series 2021-1A Class A2 4.75%, 04/25/2051	795,243
	First Investors Auto Owner Trust(b)
	Series 2019-2A Class D
120,000	2.80%, 12/15/2025	116,611
	Series 2022-1A Class D
200,000	3.79%, 06/15/2028	181,014
	Series 2022-2A Class D
145,000	8.71%, 10/16/2028	145,955
	FirstKey Homes Trust(b)
	Series 2020-SFR1 Class B
270,000	1.74%, 08/17/2037	241,207
	Series 2020-SFR1 Class D
200,000	2.24%, 08/17/2037	177,926
	Series 2020-SFR1 Class E
100,000	2.79%, 08/17/2037	89,276
	Series 2020-SFR2 Class D
775,000	1.97%, 10/19/2037	678,814
	Series 2021-SFR1 Class D
1,015,000	2.19%, 08/17/2038	852,048
	Series 2021-SFR1 Class E1
335,000	2.39%, 08/17/2038	279,323
	Series 2021-SFR2 Class E1
180,000	2.26%, 09/17/2038	149,148
	Series 2021-SFR2 Class E2
140,000	2.36%, 09/17/2038	115,029
	Series 2022-SFR2 Class D
205,000	4.50%, 07/17/2039	179,623
	Flagship Credit Auto Trust(b)
	Series 2019-3 Class D
210,000	2.86%, 12/15/2025	201,961
	Series 2019-4 Class D
385,000	3.12%, 01/15/2026	369,114
	Series 2020-1 Class D
645,000	2.48%, 03/16/2026	606,541
	Series 2020-4 Class D
240,000	2.18%, 02/16/2027	224,823
	Series 2021-2 Class D
210,000	1.59%, 06/15/2027	187,034
230,000	Foursight Capital Automobile Receivables Trust(b) Series 2021-2 Class D 1.92%, 09/15/2027	212,553
	Freedom Financial Trust(b)
	Series 2021-2 Class C
100,000	1.94%, 06/19/2028	97,075
	Series 2021-3FP Class D
255,000	2.37%, 11/20/2028	232,001
	Series 2022-1FP Class D
165,000	3.35%, 03/19/2029	152,750
	FRTKL Trust(b)
	Series 2021-SFR1 Class E1
100,000	2.37%, 09/17/2038	83,167
	Series 2021-SFR1 Class E2
100,000	2.52%, 09/17/2038	82,936
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	GLS Auto Receivables Issuer Trust(b)
	Series 2019-4A Class C
$ 841,124	3.06%, 08/15/2025	$ 829,325
	Series 2019-4A Class D
1,545,000	4.09%, 08/17/2026	1,482,521
	Series 2020-1A Class C
340,000	2.72%, 11/17/2025	335,005
	Series 2020-3A Class E
1,705,000	4.31%, 07/15/2027	1,626,334
	Series 2021-1A Class D
965,000	1.68%, 01/15/2027	911,305
	Series 2021-2A Class D
345,000	1.42%, 04/15/2027	312,990
	Series 2022-2A Class D
770,000	6.15%, 04/17/2028	738,106
374,724	GM Financial Consumer Automobile Receivables Trust Series 2021-1 Class A3 0.35%, 10/16/2025	362,521
100,000	GMF Floorplan Owner Revolving Trust(b) Series 2020-1 Class C 1.48%, 08/15/2025	96,813
1,151,500	Hardee's Funding LLC(b) Series 2020-1A Class A2 3.98%, 12/20/2050	986,099
	Hertz Vehicle Financing III LLC(b)
	Series 2022-1A Class D
655,000	4.85%, 06/25/2026	578,410
	Series 2022-3A Class D
400,000	6.31%, 03/25/2025	384,215
1,175,000	Hertz Vehicle Financing LLC(b) Series 2022-4A Class D 6.56%, 09/25/2026	1,085,486
1,028,699	Hilton Grand Vacations Trust(b) Series 2022-2A Class C 5.57%, 01/25/2037	988,876
486,716	HIN Timeshare Trust(b) Series 2020-A Class C 3.42%, 10/09/2039	446,127
	Home Partners of America Trust(b)
	Series 2019-1 Class D
161,893	3.41%, 09/17/2039	139,217
	Series 2019-2 Class D
124,715	3.12%, 10/19/2039	103,656
	Series 2021-1 Class E
87,360	2.58%, 09/17/2041	66,702
516,082	Horizon Aircraft Finance III Ltd(b) Series 2019-2 Class A 3.43%, 11/15/2039	397,903
1,050,000	Hotwire Funding LLC(b) Series 2021-1 Class C 4.46%, 11/20/2051	856,017
	HPEFS Equipment Trust(b)
	Series 2020-1A Class D
315,000	2.26%, 02/20/2030	311,783

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2020-2A Class C
$ 89,859	2.00%, 07/22/2030	$ 89,351
	Series 2021-1A Class D
150,000	1.03%, 03/20/2031	141,247
	Series 2022-1A Class D
165,000	2.40%, 11/20/2029	149,475
817,550	Jack in the Box Funding LLC(b) Series 2022-1A Class A2I 3.45%, 02/26/2052	708,770
636,192	Jersey Mike's Funding(b) Series 2019-1A Class A2 4.43%, 02/15/2050	571,320
92,573	JPMorgan Chase Bank NA(b) Series 2021-1 Class D 1.17%, 09/25/2028	88,989
925,430	LAD Auto Receivables Trust(b) Series 2022-1A Class A 5.21%, 06/15/2027	910,607
257,226	Laurel Road Prime Student Loan Trust(b) Series 2020-A Class A2FX 1.40%, 11/25/2050	232,859
869,059	Lendbuzz Securitization Trust(b) Series 2022-1A Class A 4.22%, 05/17/2027	831,710
	MAPS Ltd(b)
	Series 2018-1A Class A
390,346	4.21%, 05/15/2043	348,417
	Series 2021-1A Class A
737,791	2.52%, 06/15/2046	612,169
	Mariner Finance Issuance Trust(b)
	Series 2019-AA Class A
540,239	2.96%, 07/20/2032	532,959
	Series 2020-AA Class A
770,000	2.19%, 08/21/2034	732,803
	Marlette Funding Trust(b)
	Series 2021-2A Class C
100,000	1.50%, 09/15/2031	92,424
	Series 2021-3A Class C
145,000	1.81%, 12/15/2031	129,834
1,150,000	Mercury Financial Credit Card Master Trust(b) Series 2021-1A Class A 1.54%, 03/20/2026	1,097,163
86,912	Merlin Aviation Holdings Designated Activity Co(b)(e) Series 2016-1 Class A 4.50%, 12/15/2032	66,490
	Mission Lane Credit Card Master Trust(b)
	Series 2021-A Class A
1,100,000	1.59%, 09/15/2026	1,065,285
	Series 2021-A Class B
100,000	2.24%, 09/15/2026	96,831
	MVW Owner Trust(b)
	Series 2019-1A Class C
25,517	3.33%, 11/20/2036	23,586
	Series 2021-2A Class C
542,023	2.23%, 05/20/2039	479,466
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Navient Private Education Refi Loan Trust(b)
	Series 2019-GA Class B
$ 100,000	3.08%, 10/15/2068	$ 78,149
	Series 2020-HA Class A
47,765	1.31%, 01/15/2069	42,868
	Series 2021-A Class A
177,827	0.84%, 05/15/2069	153,751
	Series 2021-EA Class B
115,000	2.03%, 12/16/2069	73,269
	Series 2021-FA Class B
265,000	2.12%, 02/18/2070	170,753
694,750	NBC Funding LLC(b) Series 2021-1 Class A2 2.99%, 07/30/2051	584,205
74,371	Oasis Securitization Funding LLC(b) Series 2021-1A Class A 2.58%, 02/15/2033	73,284
	OneMain Financial Issuance Trust(b)
	Series 2018-2A Class A
120,000	3.57%, 03/14/2033	117,641
	Series 2020-1A Class B
290,000	4.83%, 05/14/2032	288,033
	Series 2020-2A Class A
355,000	1.75%, 09/14/2035	310,117
	Series 2021-1A Class D
270,000	2.47%, 06/16/2036	206,825
	Series 2022-3A Class A
894,000	5.94%, 05/15/2034	890,034
	Series 2022-S1 Class D
270,000	5.20%, 05/14/2035	244,109
890,000	Pawneee Equipment Receivables LLC(b) Series 2022-1 Class B 5.40%, 07/17/2028	860,459
	Planet Fitness Master Issuer LLC(b)
	Series 2018-1A Class A2II
191,500	4.67%, 09/05/2048	179,323
	Series 2019-1A Class A2
324,950	3.86%, 12/05/2049	266,927
	Prestige Auto Receivables Trust(b)
	Series 2018-1A Class D
802,798	4.14%, 10/15/2024	801,474
	Series 2020-1A Class E
235,000	3.67%, 02/15/2028	228,973
	Series 2022-1A Class D
420,000	8.08%, 08/15/2028	418,366
	Progress Residential Trust(b)
	Series 2019-SFR4 Class D
275,000	3.14%, 10/17/2036	257,539
	Series 2020-SFR3 Class E
145,000	2.30%, 10/17/2027	126,506
	Series 2021-SFR2 Class D
805,000	2.20%, 04/19/2038	689,061
	Series 2021-SFR2 Class E1
345,000	2.55%, 04/19/2038	291,884

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2021-SFR3 Class E1
$ 125,000	2.54%, 05/17/2026	$ 105,758
	Series 2021-SFR3 Class E2
105,000	2.69%, 05/17/2026	88,608
	Series 2021-SFR4 Class E1
100,000	2.41%, 05/17/2038	83,498
	Series 2021-SFR4 Class E2
100,000	2.56%, 05/17/2038	83,415
	Series 2021-SFR5 Class E1
145,000	2.21%, 07/17/2038	120,743
	Series 2021-SFR5 Class E2
100,000	2.36%, 07/17/2038	82,805
	Series 2021-SFR6 Class C
505,000	1.86%, 07/17/2038	429,288
	Series 2021-SFR6 Class E1
185,000	2.43%, 07/17/2038	153,361
	Series 2021-SFR6 Class E2
100,000	2.53%, 07/17/2038	81,862
	Series 2021-SFR7 Class E1
205,000	2.59%, 08/17/2040	157,783
	Series 2021-SFR7 Class E2
100,000	2.64%, 08/17/2040	76,577
	Series 2021-SFR9 Class E1
100,000	2.81%, 11/17/2040	77,652
980,000	Purchasing Power Funding LLC(b) Series 2021-A Class B 1.92%, 10/15/2025	932,859
1,110,000	Republic Finance Issuance Trust(b) Series 2020-A Class A 2.47%, 11/20/2030	1,048,047
645,000	Rockford Tower Ltd(b)(c) Series 2018-1A Class A 5.78%, 05/20/2031 3-mo. LIBOR + 1.10%	634,177
	Santander Drive Auto Receivables Trust
	Series 2019-3 Class D
188,247	2.68%, 10/15/2025	187,374
	Series 2020-1 Class C
71,070	4.11%, 12/15/2025	70,729
	Series 2020-1 Class D
200,000	5.35%, 03/15/2028	199,673
	Series 2020-2 Class D
95,000	2.22%, 09/15/2026	92,527
	SCF Equipment Leasing LLC(b)
	Series 2022-1A Class D
135,000	3.79%, 11/20/2031	116,724
	Series 2022-2A Class C
210,000	6.50%, 08/20/2032	204,798
347,045	Shackleton Ltd(b)(c) Series 2017-10A Class AR2 5.13%, 04/20/2029 3-mo. LIBOR + 0.89%	341,802
59,186	Shenton Aircraft Investment I Ltd(b) Series 2015-1A Class A 4.75%, 10/15/2042	45,278
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Sierra Timeshare Receivables Funding LLC(b)
	Series 2019-2A Class C
$ 71,699	3.12%, 05/20/2036	$ 66,821
	Series 2019-3A Class C
47,690	3.00%, 08/20/2036	44,891
	Series 2021-1A Class C
42,111	1.79%, 11/20/2037	38,496
350,000	Signal Peak Ltd(b)(c) Series 2014-1A Class AR3 5.24%, 04/17/2034 3-mo. LIBOR + 1.16%	341,370
574,778	S-Jets Ltd(b) Series 2017-1 Class A 3.97%, 08/15/2042	445,459
611,685	Slam Ltd(b) Series 2021-1A Class A 2.43%, 06/15/2046	506,071
	SMB Private Education Loan Trust(b)
	Series 2015-C Class B
100,000	3.50%, 09/15/2043	94,024
	Series 2018-C Class B
100,000	4.00%, 11/17/2042	87,523
	Series 2019-B Class A2A
554,806	2.84%, 06/15/2037	518,630
	Series 2020-A Class A2A
69,207	2.23%, 09/15/2037	63,142
	Series 2021-A Class A2A2
160,096	5.05%, 01/15/2053(c) 1-mo. LIBOR + 0.73%	153,174
	Series 2021-D Class B
200,000	2.31%, 03/17/2053	148,548
100,000	SoFi Consumer Loan Program Trust(b) Series 2021-1 Class D 2.04%, 09/25/2030	90,617
100,000	SoFi Professional Loan Program LLC(b)(d) Series 2017-A Class C 4.43%, 03/26/2040	89,018
	Taco Bell Funding LLC(b)
	Series 2016-1A Class A23
538,650	4.97%, 05/25/2046	516,654
	Series 2021-1A Class A2II
598,950	2.29%, 08/25/2051	481,177
315,040	TIF Funding II LLC(b) Series 2021-1A Class A 1.65%, 02/20/2046	261,277
	Tricon American Homes Trust(b)
	Series 2019-SFR1 Class C
1,740,000	3.15%, 03/17/2038	1,567,948
	Series 2019-SFR1 Class D
115,000	3.20%, 03/17/2038	103,330
	Series 2020-SFR1 Class D
230,000	2.55%, 07/17/2038	199,494
	Series 2020-SFR2 Class D
895,000	2.28%, 11/17/2039	737,227

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2020-SFR2 Class E1
$ 225,000	2.73%, 11/17/2039	$ 184,015
490,000	Tricon Residential Trust(b) Series 2021-SFR1 Class B 2.24%, 07/17/2038	422,468
	VCAT LLC(b)(e)
	Series 2021-NPL1 Class A1
61,650	2.29%, 12/26/2050	58,195
	Series 2021-NPL3 Class A1
335,721	1.74%, 05/25/2051	290,720
	Series 2021-NPL4 Class A1
688,307	1.87%, 08/25/2051	623,213
	Series 2021-NPL5 Class A1
424,886	1.87%, 08/25/2051	374,346
	Series 2021-NPL6 Class A1
687,179	1.92%, 09/25/2051	598,235
305,000	VERDE Ltd(b)(c) Series 2019-1A Class AR 5.18%, 04/15/2032 3-mo. LIBOR + 1.10%	299,477
1,100,000	VFI LLC(b) Series 2022-1A Class B 3.04%, 07/24/2028	1,036,200
237,368	VOLT C LLC(b)(e) Series 2021-NPL9 Class A1 1.99%, 05/25/2051	211,943
315,952	VOLT CVI LLC(b)(e) Series 2021-NP12 Class A1 2.73%, 12/26/2051	291,898
147,936	VOLT XCII LLC(b)(e) Series 2021-NPL1 Class A1 1.89%, 02/27/2051	127,651
379,221	VOLT XCIII LLC(b)(e) Series 2021-NPL2 Class A1 1.89%, 02/27/2051	341,152
324,878	VOLT XCIV LLC(b)(e) Series 2021-NPL3 Class A1 2.24%, 02/27/2051	293,694
223,683	VOLT XCV LLC(b)(e) Series 2021-NPL4 Class A1 2.24%, 03/27/2051	204,394
224,077	VOLT XCVI LLC(b)(e) Series 2021-NPL5 Class A1 2.12%, 03/27/2051	203,138
521,820	VOLT XCVII LLC(b)(e) Series 2021-NPL6 Class A1 2.24%, 04/25/2051	459,002
335,647	WAVE Trust(b) Series 2017-1A Class A 3.84%, 11/15/2042	253,417
	Wendy's Funding LLC(b)
	Series 2018-1A Class A2II
128,250	3.88%, 03/15/2048	115,521
	Series 2021-1A Class A2I
334,900	2.37%, 06/15/2051	270,373
	Westlake Automobile Receivables Trust(b)
	Series 2021-1A Class D
785,000	1.23%, 04/15/2026	728,213
	Series 2021-2A Class D
345,000	1.23%, 12/15/2026	314,201
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 1,026,999	Zaxby's Funding LLC(b) Series 2021-1A Class A2 3.24%, 07/30/2051	$ 826,609
TOTAL ASSET-BACKED SECURITIES — 12.65% (Cost $92,204,249)		$ 84,186,292
BANK LOANS
567,054	Agiliti Health Inc(c) 6.88%, 01/04/2026 1-mo. LIBOR + 2.49%	554,296
122,340	Air Canada(c) 8.13%, 08/11/2028 3-mo. LIBOR + 3.36%	120,556
273,115	Alliance Laundry Systems LLC(c) 7.41%, 10/08/2027 3-mo. LIBOR + 2.64%	267,312
249,375	Amentum Government Services Holdings LLC(c) 8.76%, 02/15/2029 3-mo. SOFR + 2.97%	243,141
465,000	American Axle & Manufacturing Inc(c) 7.90%, 12/13/2029 1-mo. SOFR + 3.54%	455,700
220,920	Anchor Glass Container Corp(c) 6.53%, 12/07/2023 3-mo. LIBOR + 1.76%	159,461
255,536	Apex Group Treasury LLC(c) 8.26%, 07/27/2028 3-mo. LIBOR + 3.49%	241,801
375,896	Applied Systems Inc(c) 12.00%, 09/19/2025 1-mo. LIBOR + 5.45%	372,607
	Arcline FM Holdings LLC(c)
370,479	8.39%,06/23/2028 1-mo. LIBOR + 4.00%	351,029
140,000	7.35%,06/25/2029 1-mo. LIBOR + 8.20%	123,200
334,917	Aruba Investments Holdings LLC(c) 8.14%, 11/24/2027 1-mo. LIBOR + 3.75%	324,590
356,083	Asurion LLC(c) 7.63%, 07/31/2027 1-mo. LIBOR + 3.24%	352,523
315,664	Blackhawk Network Holdings Inc(c) 7.08%, 06/15/2025 3-mo. SOFR + 2.49%	306,852
337,253	BrightView Landscapes LLC(c) 7.57%, 04/20/2029 1-mo. SOFR + 3.21%	324,184
1,046,798	Brookfield WEC Holdings Inc(c) 7.13%, 08/01/2025 1-mo. LIBOR + 2.74%	1,030,311
272,113	Brown Group Holding LLC(c) 6.88%, 06/07/2028 1-mo. LIBOR + 2.49%	266,913

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 435,153	Caesars Resort Collection LLC(c) 7.13%, 12/23/2024 1-mo. LIBOR + 2.74%	$ 433,793
571,448	Carlisle Foodservice Products Inc(c) 6.57%, 03/20/2025 3-mo. LIBOR + 1.80%	508,113
116,998	Carnival Corp(c) 7.38%, 06/30/2025 1-mo. LIBOR + 2.99%	111,660
318,392	CCC Intelligent Solutions Inc(c) 6.63%, 09/21/2028 1-mo. LIBOR + 2.24%	316,004
175,000	CDK Global Inc(c) 9.08%, 07/06/2029 3-mo. SOFR + 4.49%	173,332
285,000	Chart Industries(c)(f) 8.15%, 12/08/2029 1-mo. LIBOR + 3.76%	281,437
491,269	CHG Healthcare Services(c) 7.63%, 09/29/2028 1-mo. LIBOR + 3.24%	479,874
361,736	Cinemark USA Inc(c) 6.14%, 03/31/2025 1-mo. LIBOR + 1.75%	347,116
179,000	Citadel Securities LP(c) 7.20%, 02/02/2028 1-mo. SOFR + 2.84%	176,628
291,417	Clarios Global LP(c) 7.63%, 04/30/2026 1-mo. LIBOR + 3.24%	284,981
244,484	CNT Holdings I Corp(c) 7.24%, 11/08/2027 3-mo. SOFR + 2.65%	236,130
255,758	ConnectWise LLC(c) 7.88%, 09/29/2028 3-mo. LIBOR + 3.11%	242,651
196,351	Consolidated Communications Inc(c) 7.88%, 10/02/2027 1-mo. LIBOR + 3.49%	172,830
490,954	Cooper-Standard Automotive Inc(c) 6.38%, 11/02/2023 1-mo. LIBOR + 1.99%	480,031
560,000	Covia Holdings LLC(c) 7.75%, 07/31/2026 3-mo. LIBOR + 2.98%	540,000
450,769	DirectV Financing LLC(c) 9.38%, 08/02/2027 1-mo. LIBOR + 4.99%	437,176
346,500	DS Parent Inc(c) 9.92%, 12/08/2028 3-mo. LIBOR + 5.15%	328,309
444,906	Dun & Bradstreet Corp(c) 7.64%, 02/06/2026 1-mo. LIBOR + 3.25%	439,901
254,800	DXP Enterprises Inc(c) 9.95%, 12/23/2027 3-mo. SOFR + 5.36%	242,060
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 316,875	ECL Entertainment LLC(c) 11.88%, 05/01/2028 1-mo. LIBOR + 7.49%	$ 315,819
330,303	Epicor Software Corp(c) 7.32%, 07/30/2027 1-mo. LIBOR + 2.93%	317,032
442,694	Filtration Group Corp(c) 7.38%, 03/31/2025 1-mo. LIBOR + 2.99%	437,368
286,513	Gainwell Acquisition Corp(c) 8.73%, 10/01/2027 3-mo. LIBOR + 3.96%	270,397
185,000	Garda World Security Corp(c) 8.93%, 10/30/2026 3-mo. LIBOR + 4.16%	179,566
	Generation Bridge II LLC(c)
197,517	9.44%,02/22/2029 1-mo. SOFR + 5.08%	195,839
24,050	9.44%,02/23/2029 1-mo. SOFR + 5.08%	23,845
331,567	Grab Holdings Inc(c) 8.89%, 01/29/2026 1-mo. LIBOR + 4.50%	326,732
321,514	Great Outdoors Group LLC(c) 8.13%, 03/06/2028 1-mo. LIBOR + 3.74%	308,720
343,875	Greeneden Holdings II LLC(c) 8.38%, 12/01/2027 1-mo. LIBOR + 3.99%	329,432
355,230	Hamilton Projects Acquiror LLC(c) 9.23%, 06/17/2027 3-mo. LIBOR + 4.46%	349,162
1,338	Heartland Dental LLC(c) 8.38%, 04/30/2025 1-mo. LIBOR + 3.99%	1,336
336,731	H-Food Holdings LLC(c) 8.07%, 05/23/2025 1-mo. LIBOR + 3.68%	298,054
348,051	Horizon Therapeutics USA Inc(c) 6.19%, 03/15/2028 1-mo. LIBOR + 1.80%	347,703
274,866	Hunter Holdco 3 Ltd(c) 8.98%, 08/19/2028 3-mo. LIBOR + 4.21%	268,681
981,411	Hyland Software Inc(c) 7.88%, 07/01/2024 1-mo. LIBOR + 3.49%	966,339
828,718	Ineos US Finance LLC(c) 8.17%, 11/08/2027 1-mo. SOFR + 3.81%	827,854
309,010	Infinite Bidco LLC(c) 7.98%, 03/02/2028 3-mo. LIBOR + 3.21%	295,362
300,418	J&J Ventures Gaming LLC(c) 8.73%, 04/26/2028 3-mo. LIBOR + 3.96%	286,900
	Lightstone HoldCo LLC(c)
17,907	7.28%,01/30/2027 1-mo. SOFR + 5.75%	16,358
315,277	10.07%,02/01/2027 1-mo. SOFR + 5.71%	288,005

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 550,700	Mauser Packaging Solutions Holding Co(c) 7.37%, 04/03/2024 1-mo. LIBOR + 2.98%	$ 536,736
325,054	McGraw-Hill Education Inc(c) 8.32%, 07/28/2028 3-mo. LIBOR + 3.55%	305,307
308,371	Medallion Midland Acquisition LLC(c) 5.42%, 10/18/2028 3-mo. SOFR + 4.00%	305,057
409,500	Mileage Plus Holdings Inc(c) 10.00%, 06/21/2027 3-mo. LIBOR + 5.23%	420,818
287,100	NAB Holdings LLC(c) 7.73%, 11/23/2028 3-mo. SOFR + 3.14%	278,666
350,000	Neptune Bidco US Inc(c) 6.75%, 04/11/2029 3-mo. SOFR + 0.91%	314,125
360,000	Open Text Corp(c)(f) 4.85%, 11/16/2029 1-mo. LIBOR + 0.46%	350,775
509,872	Oryx Midstream Services Permian Basin LLC(c) 7.92%, 10/05/2028 3-mo. LIBOR + 3.15%	503,020
252,929	Packaging Coordinators Midco Inc(c) 8.23%, 11/30/2027 3-mo. LIBOR + 3.46%	248,060
157,349	PAI Holdco Inc(c) 8.16%, 10/28/2027 3-mo. LIBOR + 3.39%	138,205
384,756	Parfums Holding Co Inc(c) 8.38%, 06/30/2024 1-mo. LIBOR + 3.99%	355,322
1,194	Peabody Energy Corp(c) 6.33%, 03/31/2025 3-mo. LIBOR + 2.71%	1,183
290,000	Pegasus BidCo(c) 8.52%, 07/12/2029 3-mo. SOFR + 3.93%	279,487
291,743	Peraton Corp(c) 8.13%, 02/01/2028 1-mo. LIBOR + 3.74%	284,502
536,265	Perrigo Investments LLC(c) 6.92%, 04/20/2029 1-mo. SOFR + 2.56%	526,880
246,091	PetsMart LLC(c) 8.13%, 02/11/2028 1-mo. LIBOR + 3.74%	240,708
480,582	PetVet Care Centers LLC(c) 7.57%, 02/14/2025 1-mo. LIBOR + 3.18%	448,743
509,434	Phoenix Guarantor Inc(c) 7.63%, 03/05/2026 1-mo. LIBOR + 3.24%	476,639
259,872	Phoenix Newco Inc(c) 7.32%, 11/15/2028 1-mo. LIBOR + 2.93%	249,838
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 355,000	Pike Corp(c) 7.39%, 01/21/2028 1-mo. LIBOR + 3.00%	$ 349,182
1,142,584	Playa Resorts Holding BV(c) 7.14%, 04/29/2024 1-mo. LIBOR + 2.75%	1,139,728
298,532	Playtika Holding Corp(c) 7.13%, 03/13/2028 1-mo. LIBOR + 2.74%	284,351
309,564	Pods LLC(c) 7.38%, 03/31/2028 1-mo. LIBOR + 2.99%	292,847
317,260	Project Ruby Ultimate Parent Corp(c) 7.63%, 03/10/2028 1-mo. LIBOR + 3.24%	299,335
256,678	Proofpoint Inc(c) 7.98%, 08/31/2028 3-mo. LIBOR + 3.21%	246,171
402,975	Quikrete Holdings Inc(c) 7.38%, 06/09/2028 1-mo. LIBOR + 2.99%	399,281
344,137	R1 RCM INC(c) 7.32%, 06/21/2029 1-mo. SOFR + 2.96%	339,262
159,600	Raptor Acquisition Corp(c) 7.60%, 11/01/2026 3-mo. LIBOR + 3.98%	156,541
288,153	Realpage Inc(c) 7.38%, 04/24/2028 1-mo. LIBOR + 2.99%	273,637
261,025	Rising Tide Holdings Inc(c) 9.48%, 06/01/2028 3-mo. LIBOR + 4.71%	117,461
129,350	Safe Fleet Holdings LLC(c) 8.17%, 02/23/2029 1-mo. SOFR + 3.81%	124,741
342,228	Scientific Games International Inc(c) 7.42%, 04/13/2029 1-mo. SOFR + 3.06%	336,951
315,050	Shearers Foods(c) 7.88%, 09/23/2027 1-mo. LIBOR + 3.49%	299,593
371,111	Sophia LP(c) 7.87%, 10/07/2027 1-mo. LIBOR + 3.48%	357,659
333,882	Spectrum Holdings III Corp(c) 7.63%, 01/31/2025 1-mo. LIBOR + 3.24%	304,389
	SRS Distribution Inc(c)
227,125	7.88%,06/02/2028 1-mo. LIBOR + 3.49%	215,996
54,588	7.92%,06/02/2028 1-mo. SOFR + 3.56%	52,040
303,148	St. George's University Scholastic Services LLC(c) 7.63%, 02/10/2029 1-mo. LIBOR + 3.24%	294,559
307,687	Star US Bidco LLC(c) 8.98%, 03/17/2027 3-mo. LIBOR + 4.21%	291,918

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 240,713	Sunshine Luxembourg VII SARL(c) 8.48%, 10/01/2026 3-mo. LIBOR + 3.71%	$ 230,148
	Transdigm Inc(c)
285,595	6.98%,05/30/2025 3-mo. LIBOR + 2.21%	282,233
240,816	6.98%,12/09/2025 3-mo. LIBOR + 2.21%	237,389
783,001	Traverse Midstream Partners LLC(c) 8.80%, 09/27/2024 3-mo. SOFR + 4.21%	780,065
262,958	TricorBraun Inc(c) 7.63%, 03/03/2028 1-mo. LIBOR + 3.24%	250,467
269,015	Triton Water Holdings Inc(c) 8.23%, 03/31/2028 3-mo. LIBOR + 3.46%	249,175
330,531	UFC Holdings LLC(c) 7.11%, 04/29/2026 3-mo. LIBOR + 2.34%	325,883
	UKG Inc(c)
24,041	7.00%,05/03/2026 3-mo. LIBOR + 2.23%	22,797
25,000	9.00%,05/03/2027 3-mo. LIBOR + 4.23%	22,891
376,762	Upstream Newco Inc(c) 9.09%, 11/20/2026 3-mo. SOFR + 4.50%	325,429
496,168	Viant Medical Holdings Inc(c) 8.13%, 07/02/2025 1-mo. LIBOR + 3.74%	435,904
366,972	Weld North Education LLC(c) 8.13%, 12/21/2027 1-mo. LIBOR + 3.74%	359,403
315,944	William Morris Endeavor Entertainment LLC(c) 7.14%, 05/18/2025 1-mo. LIBOR + 2.75%	307,888
474,167	Zep Inc(c) 8.58%, 08/12/2024 3-mo. LIBOR + 3.81%	407,784
TOTAL BANK LOANS — 5.27% (Cost $36,061,873)		$ 35,054,175
CORPORATE BONDS AND NOTES
Basic Materials — 2.72%
830,000	Albemarle Corp 5.05%, 06/01/2032	782,265
200,000	Alpek SAB de CV(b) 3.25%, 02/25/2031	166,650
	Anglo American Capital PLC(b)
620,000	2.63%, 09/10/2030	503,865
400,000	2.88%, 03/17/2031	326,604
	ArcelorMittal SA
730,000	6.80%, 11/29/2032	725,872
590,000	6.75%, 03/01/2041	568,937
525,000	Ashland LLC(b) 3.38%, 09/01/2031	419,617
Principal Amount(a)		Fair Value
Basic Materials — (continued)
$ 500,000	ATI Inc 5.88%, 12/01/2027	$ 478,143
128,000	Avient Corp(b) 7.13%, 08/01/2030	125,124
870,000	Bayport Polymers LLC(b) 5.14%, 04/14/2032	785,621
	Braskem Netherlands Finance BV(b)
600,000	4.50%, 01/31/2030	510,275
400,000	5.88%, 01/31/2050(g)	309,867
	Celanese US Holdings LLC
275,000	5.90%, 07/05/2024	274,911
235,000	6.17%, 07/15/2027	231,787
215,000	6.33%, 07/15/2029	208,903
160,000	6.38%, 07/15/2032(g)	152,152
516,000	Cleveland-Cliffs Inc(b) 6.75%, 03/15/2026	517,290
	First Quantum Minerals Ltd(b)
1,815,000	7.50%, 04/01/2025	1,766,612
200,000	6.88%, 03/01/2026	189,404
285,000	6.88%, 10/15/2027	267,394
170,000	FMC Corp 3.45%, 10/01/2029	149,841
550,000	FMG Resources Pty Ltd(b) 4.38%, 04/01/2031	457,426
	Freeport-McMoRan Inc
295,000	4.13%, 03/01/2028	272,876
155,000	4.38%, 08/01/2028	144,672
305,000	4.25%, 03/01/2030	276,913
180,000	4.63%, 08/01/2030	167,651
	Glencore Funding LLC(b)
1,945,000	4.88%, 03/12/2029	1,864,122
165,000	2.85%, 04/27/2031	135,024
905,000	International Flavors & Fragrances Inc(b)(g) 2.30%, 11/01/2030	718,002
740,000	Inversiones CMPC SA(b) 3.85%, 01/13/2030	669,888
310,000	Newcrest Finance Pty Ltd(b) 3.25%, 05/13/2030	258,709
151,000	NOVA Chemicals Corp(b) 5.00%, 05/01/2025	142,165
165,000	Novelis Corp(b) 4.75%, 01/30/2030	146,283
645,000	Orbia Advance Corp SAB de CV(b) 2.88%, 05/11/2031	503,906
100,000	Reliance Steel & Aluminum Co 2.15%, 08/15/2030	78,746
	Suzano Austria GmbH
690,000	2.50%, 09/15/2028	580,545
555,000	3.75%, 01/15/2031	465,604
1,047,000	Taseko Mines Ltd(b) 7.00%, 02/15/2026	920,668
545,000	Teck Resources Ltd 6.13%, 10/01/2035	538,493
105,000	Volcan Cia Minera SAA(b) 4.38%, 02/11/2026	90,462

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Basic Materials — (continued)
$ 226,000	WR Grace Holdings LLC(b) 5.63%, 08/15/2029	$ 182,443
		18,075,732
Communications — 4.35%
410,000	Altice France Holding SA(b)(g) 6.00%, 02/15/2028	242,020
200,000	Altice France SA(b) 5.13%, 01/15/2029	150,382
200,000	Block Communications Inc(b) 4.88%, 03/01/2028	174,500
770,000	Cable Onda SA(b) 4.50%, 01/30/2030	691,653
	CCO Holdings LLC / CCO Holdings Capital Corp(b)
60,000	5.38%, 06/01/2029	54,256
703,000	4.75%, 03/01/2030	606,278
554,000	4.50%, 08/15/2030	457,690
465,000	4.25%, 02/01/2031	372,983
585,000	4.25%, 01/15/2034	431,756
	Charter Communications Operating LLC / Charter Communications Operating Capital
450,000	2.80%, 04/01/2031	350,329
90,000	2.30%, 02/01/2032	66,289
115,000	4.40%, 04/01/2033	98,401
765,000	5.13%, 07/01/2049	578,464
2,220,000	4.80%, 03/01/2050	1,611,607
695,000	4.40%, 12/01/2061	444,573
870,000	3.95%, 06/30/2062	513,213
	CommScope Inc(b)
530,000	7.13%, 07/01/2028	378,880
490,000	4.75%, 09/01/2029	395,038
215,000	CommScope Technologies LLC(b) 5.00%, 03/15/2027	146,028
	CSC Holdings LLC(b)
680,000	5.38%, 02/01/2028	548,250
640,000	7.50%, 04/01/2028	435,200
2,435,000	4.63%, 12/01/2030	1,345,664
690,000	CT Trust(b)(g) 5.13%, 02/03/2032	605,884
	DISH DBS Corp
473,000	7.75%, 07/01/2026	381,422
1,505,000	5.25%, 12/01/2026(b)	1,267,714
495,000	5.13%, 06/01/2029	319,329
	Expedia Group Inc
920,000	3.25%, 02/15/2030	780,432
430,000	2.95%, 03/15/2031(g)	345,776
600,000	Go Daddy Operating Co LLC / GD Finance Co Inc(b) 3.50%, 03/01/2029	502,315
	iHeartCommunications Inc
320,000	8.38%, 05/01/2027(g)	272,137
525,000	5.25%, 08/15/2027(b)	444,719
535,000	4.75%, 01/15/2028(b)	435,672
	Lamar Media Corp
70,000	3.75%, 02/15/2028	62,657
Principal Amount(a)		Fair Value
Communications — (continued)
$ 70,000	4.00%, 02/15/2030(g)	$ 61,180
	Level 3 Financing Inc(b)
90,000	4.63%, 09/15/2027	74,925
257,000	3.63%, 01/15/2029	188,186
544,000	McGraw-Hill Education Inc(b) 8.00%, 08/01/2029	449,870
420,000	Millennium Escrow Corp(b) 6.63%, 08/01/2026	268,821
525,000	Motorola Solutions Inc 4.60%, 05/23/2029	499,657
	Netflix Inc
300,000	EUR, 3.63%, 05/15/2027	308,150
210,000	4.88%, 04/15/2028	202,773
490,000	5.88%, 11/15/2028	496,630
395,000	6.38%, 05/15/2029	406,569
100,000	5.38%, 11/15/2029(b)	97,000
1,215,000	4.88%, 06/15/2030(b)(g)	1,133,108
289,000	Northwest Fiber LLC / Northwest Fiber Finance Sub Inc(b) 10.75%, 06/01/2028	268,734
25,000	Sirius XM Radio Inc(b) 5.50%, 07/01/2029	22,820
	SoftBank Group Corp
400,000	4.63%, 07/06/2028	328,416
200,000	5.25%, 07/06/2031	160,000
70,000	Sprint Capital Corp 6.88%, 11/15/2028	72,656
349,000	Telesat Canada / Telesat LLC(b) 6.50%, 10/15/2027	100,949
	Time Warner Cable LLC
35,000	5.88%, 11/15/2040	30,493
235,000	5.50%, 09/01/2041	195,021
245,000	4.50%, 09/15/2042	179,366
	T-Mobile USA Inc
110,000	2.40%, 03/15/2029	92,832
755,000	3.88%, 04/15/2030	683,890
1,220,000	3.50%, 04/15/2031	1,053,835
195,000	2.70%, 03/15/2032	157,549
	Uber Technologies Inc(b)
640,000	8.00%, 11/01/2026	642,203
600,000	7.50%, 09/15/2027	600,420
3,965,000	4.50%, 08/15/2029	3,454,526
238,000	ViaSat Inc(b) 5.63%, 09/15/2025	220,813
475,000	Virgin Media Finance PLC(b) 5.00%, 07/15/2030	380,979
705,000	VZ Secured Financing BV(b) 5.00%, 01/15/2032	572,898
		28,916,780
Consumer, Cyclical — 3.71%
	1011778 BC Unlimited Liability Co / New Red Finance Inc(b)
120,000	3.88%, 01/15/2028	107,345
210,000	4.38%, 01/15/2028	188,035
150,000	4.00%, 10/15/2030	121,472

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 1,218,458	Alaska Airlines Pass Through Trust(b) Series 2020-1 Class A 4.80%, 08/15/2027	$ 1,158,166
445,000	Allison Transmission Inc(b) 3.75%, 01/30/2031	366,013
	American Airlines Pass Through Trust
	Series 2016-1 Class B
621,323	5.25%, 01/15/2024	605,357
	Series 2017-2 Class B
280,686	3.70%, 10/15/2025	252,213
	Series 2016-3 Class B
798,058	3.75%, 10/15/2025	711,778
562,000	At Home Group Inc(b) 7.13%, 07/15/2029	326,016
140,000	AutoNation Inc 4.75%, 06/01/2030	124,907
322,000	BlueLinx Holdings Inc(b) 6.00%, 11/15/2029	267,260
229,230	British Airways Pass Through Trust(b) Series 2019-1 Class A 3.35%, 06/15/2029	198,406
377,000	Brunswick Corp 2.40%, 08/18/2031	277,169
	Caesars Entertainment Inc(b)
327,000	6.25%, 07/01/2025	317,738
322,000	8.13%, 07/01/2027	316,381
	Carnival Corp(b)
425,000	5.75%, 03/01/2027	303,467
255,000	6.00%, 05/01/2029	169,927
477,000	Clarios Global LP / Clarios US Finance Co(b) 8.50%, 05/15/2027	465,789
160,000	Cooper-Standard Automotive Inc(b) 13.00%, 06/01/2024	166,400
609,000	Dick's Sporting Goods Inc 3.15%, 01/15/2032	475,318
1,070,000	Dillard's Inc 7.75%, 07/15/2026	1,111,316
315,000	Dornoch Debt Merger Sub Inc(b) 6.63%, 10/15/2029	220,990
745,000	eG Global Finance PLC(b) 8.50%, 10/30/2025	694,059
200,000	Ferguson Finance PLC(b) 3.25%, 06/02/2030	169,572
	Ferrellgas LP / Ferrellgas Finance Corp(b)
164,000	5.38%, 04/01/2026	149,182
452,000	5.88%, 04/01/2029	371,734
	Ford Motor Co
863,000	3.25%, 02/12/2032	647,200
191,000	4.75%, 01/15/2043	137,098
360,000	Ford Motor Credit Co LLC 4.13%, 08/17/2027	322,200
	General Motors Co
90,000	5.20%, 04/01/2045	73,149
525,000	5.40%, 04/01/2048	429,095
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 810,000	5.95%, 04/01/2049	$ 705,927
	General Motors Financial Co Inc(g)(h)
50,000	5.70%, Perpetual	42,319
30,000	5.75%, Perpetual	25,257
765,000	GENM Capital Labuan Ltd(b) 3.88%, 04/19/2031	569,579
765,000	Goodyear Tire & Rubber Co(g) 4.88%, 03/15/2027	699,768
	Hilton Domestic Operating Co Inc(b)
515,000	4.00%, 05/01/2031	430,864
140,000	3.63%, 02/15/2032	112,112
	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc(b)
330,000	5.00%, 06/01/2029	283,800
105,000	4.88%, 07/01/2031	85,696
50,000	Hyatt Hotels Corp 5.63%, 04/23/2025	49,614
627,000	Jacobs Entertainment Inc(b) 6.75%, 02/15/2029	565,950
583,000	M/I Homes Inc 4.95%, 02/01/2028	517,972
	Marriott International Inc
190,000	4.63%, 06/15/2030	177,292
305,000	2.85%, 04/15/2031	246,984
255,000	Marriott Ownership Resorts Inc(b) 4.50%, 06/15/2029	211,555
935,000	Mclaren Finance PLC(b) 7.50%, 08/01/2026	687,225
	NCL Corp Ltd(b)
375,000	5.88%, 03/15/2026	294,551
350,000	5.88%, 02/15/2027	303,205
140,000	NCL Finance Ltd(b) 6.13%, 03/15/2028	103,351
739,000	NMG Holding Co Inc / Neiman Marcus Group LLC(b) 7.13%, 04/01/2026	692,641
875,000	Nordstrom Inc 4.25%, 08/01/2031	625,712
683,000	Premier Entertainment Sub LLC / Premier Entertainment Finance Corp(b) 5.63%, 09/01/2029	503,644
	PulteGroup Inc
705,000	7.88%, 06/15/2032	783,467
415,000	6.38%, 05/15/2033	413,985
	Royal Caribbean Cruises Ltd(b)
50,000	4.25%, 07/01/2026	40,417
725,000	5.50%, 04/01/2028(g)	578,583
27,000	9.25%, 01/15/2029(g)	27,745
	Scientific Games International Inc(b)
215,000	7.00%, 05/15/2028	205,091
15,000	7.25%, 11/15/2029	14,400
170,000	Tapestry Inc 3.05%, 03/15/2032	132,312

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
	Travel + Leisure Co
$ 155,000	6.63%, 07/31/2026(b)	$ 151,631
50,000	6.00%, 04/01/2027	47,455
540,000	4.50%, 12/01/2029(b)	440,008
395,000	4.63%, 03/01/2030(b)	327,562
	US Airways Pass Through Trust
	Series 2011-1 Class A
115,414	7.13%, 10/22/2023	115,981
	Series 2012-1 Class A
279,127	5.90%, 10/01/2024	269,968
	Warnermedia Holdings Inc(b)
215,000	4.05%, 03/15/2029	186,001
820,000	4.28%, 03/15/2032	675,487
	Yum! Brands Inc
450,000	4.75%, 01/15/2030(b)	412,875
555,000	3.63%, 03/15/2031	465,367
255,000	4.63%, 01/31/2032	225,401
		24,693,506
Consumer, Non-Cyclical — 4.22%
136,000	1375209 BC Ltd(b) 9.00%, 01/30/2028	132,430
525,000	Adani Ports & Special Economic Zone Ltd(b) 4.20%, 08/04/2027	460,831
788,000	Akumin Inc(b) 7.00%, 11/01/2025	564,332
505,000	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC(b) 3.25%, 03/15/2026	460,588
270,000	Alcon Finance Corp(b)(g) 5.38%, 12/06/2032	271,371
	Ashtead Capital Inc(b)
1,070,000	4.38%, 08/15/2027	999,967
400,000	5.50%, 08/11/2032(g)	382,588
1,016,000	BAT Capital Corp 7.75%, 10/19/2032	1,092,784
	Bausch Health Cos Inc(b)
55,000	6.13%, 02/01/2027	37,930
45,000	7.00%, 01/15/2028	21,751
245,000	5.00%, 01/30/2028	117,599
380,000	4.88%, 06/01/2028	241,696
242,000	11.00%, 09/30/2028	188,722
25,000	5.00%, 02/15/2029	11,981
30,000	6.25%, 02/15/2029	14,443
200,000	5.25%, 01/30/2030	95,932
47,000	14.00%, 10/15/2030	27,901
315,000	5.25%, 02/15/2031	152,640
1,025,000	Bio-Rad Laboratories Inc 3.70%, 03/15/2032	877,934
350,000	Block Inc 3.50%, 06/01/2031	279,274
929,000	Carriage Services Inc(b) 4.25%, 05/15/2029	737,717
325,000	Catalent Pharma Solutions Inc(b) 3.13%, 02/15/2029	258,773
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
	Centene Corp
$ 60,000	4.63%, 12/15/2029	$ 54,830
260,000	3.00%, 10/15/2030	213,135
1,165,000	2.50%, 03/01/2031	911,581
510,000	2.63%, 08/01/2031	400,758
350,000	Central American Bottling Corp / CBC Bottling Holdco SL / Beliv Holdco SL(b) 5.25%, 04/27/2029	326,277
	Charles River Laboratories International Inc(b)
115,000	3.75%, 03/15/2029	101,706
120,000	4.00%, 03/15/2031	103,800
945,000	Cheplapharm Arzneimittel GmbH(b) 5.50%, 01/15/2028	790,209
	CHS / Community Health Systems Inc(b)
378,000	6.88%, 04/15/2029	194,278
378,000	6.13%, 04/01/2030	187,177
886,000	4.75%, 02/15/2031	643,254
1,012,000	CoStar Group Inc(b) 2.80%, 07/15/2030	826,490
45,000	Darling Ingredients Inc(b) 6.00%, 06/15/2030	43,987
866,000	DaVita Inc(b) 3.75%, 02/15/2031	646,339
254,000	Deluxe Corp(b)(g) 8.00%, 06/01/2029	208,915
1,170,000	DENTSPLY SIRONA Inc 3.25%, 06/01/2030	971,289
75,000	Encompass Health Corp 4.75%, 02/01/2030	65,861
	Gartner Inc(b)
45,000	3.63%, 06/15/2029	39,542
360,000	3.75%, 10/01/2030	310,308
740,000	GE HealthCare Technologies Inc(b) 5.86%, 03/15/2030	757,288
	Global Payments Inc(g)
220,000	5.30%, 08/15/2029	212,689
105,000	2.90%, 11/15/2031	82,800
460,000	5.40%, 08/15/2032	438,081
875,000	HCA Inc 4.13%, 06/15/2029	798,780
795,000	HLF Financing SARL LLC / Herbalife International Inc(b) 4.88%, 06/01/2029	547,572
860,000	Hologic Inc(b) 3.25%, 02/15/2029	738,479
	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc(b)
260,000	3.00%, 02/02/2029	215,188
275,000	3.75%, 12/01/2031(g)	224,648
205,000	Lannett Co Inc(b) 7.75%, 04/15/2026	53,300
477,000	Legacy LifePoint Health LLC(b) 6.75%, 04/15/2025	448,900
327,000	Metis Merger Sub LLC(b) 6.50%, 05/15/2029	274,511

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 335,000	Molina Healthcare Inc(b) 3.88%, 05/15/2032	$ 278,197
365,000	Natura Cosmeticos SA(b) 4.13%, 05/03/2028	297,844
45,000	Neptune Bidco US Inc(b)(g) 9.29%, 04/15/2029	42,412
327,000	Par Pharmaceutical Inc(b)(i) 7.50%, 04/01/2027	248,512
850,000	Pfizer Inc 3.00%, 12/15/2026	804,233
	Pilgrim's Pride Corp(b)
185,000	4.25%, 04/15/2031	157,353
840,000	3.50%, 03/01/2032	657,300
100,000	Smithfield Foods Inc(b) 3.00%, 10/15/2030	76,139
652,000	Surgery Center Holdings Inc(b) 6.75%, 07/01/2025	642,715
516,000	Team Health Holdings Inc(b) 6.38%, 02/01/2025	297,340
	Tenet Healthcare Corp(b)
140,000	4.88%, 01/01/2026	132,390
175,000	6.25%, 02/01/2027	168,089
40,000	6.13%, 10/01/2028	35,813
	Teva Pharmaceutical Finance Netherlands III BV
1,624,000	3.15%, 10/01/2026	1,420,188
210,000	4.75%, 05/09/2027	189,819
2,550,000	4.10%, 10/01/2046	1,559,134
545,000	TriNet Group Inc(b) 3.50%, 03/01/2029	448,099
769,000	Turning Point Brands Inc(b) 5.63%, 02/15/2026	663,270
900,000	Universal Health Services Inc 2.65%, 01/15/2032	687,303
		28,067,306
Energy — 5.55%
	Aker BP ASA(b)
530,000	2.00%, 07/15/2026	468,155
615,000	3.75%, 01/15/2030	541,011
730,000	4.00%, 01/15/2031	639,770
380,000	3.10%, 07/15/2031	311,647
757,000	Alliance Resource Operating Partners LP / Alliance Resource Finance Corp(b) 7.50%, 05/01/2025	751,323
509,780	Alta Wind Holdings LLC(b) 7.00%, 06/30/2035	503,811
742,000	Antero Midstream Partners LP / Antero Midstream Finance Corp(b) 5.75%, 01/15/2028	688,287
559,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp(b) 8.25%, 12/31/2028	547,932
955,000	BP Capital Markets PLC(h) 4.88%, Perpetual	835,625
245,000	Callon Petroleum Co(b)(g) 7.50%, 06/15/2030	224,175
Principal Amount(a)		Fair Value
Energy — (continued)
$ 1,035,000	Cheniere Corpus Christi Holdings LLC 3.70%, 11/15/2029	$ 935,558
472,000	CITGO Petroleum Corp(b) 7.00%, 06/15/2025	460,370
	Continental Resources Inc
300,000	4.38%, 01/15/2028	274,878
2,090,000	5.75%, 01/15/2031(b)	1,945,498
995,000	2.88%, 04/01/2032(b)(g)	736,985
644,000	Coronado Finance Pty Ltd(b) 10.75%, 05/15/2026	658,490
	CrownRock LP / CrownRock Finance Inc(b)
168,000	5.63%, 10/15/2025	162,120
284,000	5.00%, 05/01/2029	255,178
	DCP Midstream Operating LP
5,000	5.13%, 05/15/2029	4,819
355,000	3.25%, 02/15/2032	293,631
395,000	6.45%, 11/03/2036(b)	387,070
250,000	Diamondback Energy Inc 3.13%, 03/24/2031	207,015
1,445,000	Ecopetrol SA 4.63%, 11/02/2031	1,103,749
805,000	Enbridge Inc 7.63%, 01/15/2083	793,980
	Energean Israel Finance Ltd(b)
360,000	5.38%, 03/30/2028	322,200
470,000	5.88%, 03/30/2031	409,488
	Energy Transfer LP
828,000	6.50%, Perpetual(h)	712,080
110,000	3.75%, 05/15/2030(g)	96,985
655,000	5.75%, 02/15/2033	640,826
	EQT Corp
565,000	3.90%, 10/01/2027	521,588
110,000	5.70%, 04/01/2028	109,409
135,000	5.00%, 01/15/2029	126,732
505,000	3.63%, 05/15/2031(b)(g)	427,955
630,000	Flex Intermediate Holdco LLC(b) 3.36%, 06/30/2031	491,664
75,000	Gray Oak Pipeline LLC(b) 3.45%, 10/15/2027	66,328
395,000	Hess Midstream Operations LP(b) 4.25%, 02/15/2030	337,694
655,000	HF Sinclair Corp 5.88%, 04/01/2026	655,550
	Hilcorp Energy I LP / Hilcorp Finance Co(b)
796,000	5.75%, 02/01/2029	708,493
353,000	6.00%, 02/01/2031	304,483
320,000	International Petroleum Corp(b) 7.25%, 02/01/2027	294,400
545,000	KazMunayGas National Co JSC(b) 4.75%, 04/19/2027	501,945
920,000	Kinder Morgan Inc 7.75%, 01/15/2032	1,034,355
255,000	Leviathan Bond Ltd(b) 6.13%, 06/30/2025	249,263

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Energy — (continued)
$ 420,000	Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp(b) 6.00%, 08/01/2026	$ 403,200
630,000	Nabors Industries Ltd(b) 7.25%, 01/15/2026	593,711
401,000	Northriver Midstream Finance LP(b) 5.63%, 02/15/2026	379,778
	Occidental Petroleum Corp
10,000	5.55%, 03/15/2026	9,963
135,000	8.88%, 07/15/2030	152,416
25,000	6.63%, 09/01/2030	25,835
903,000	6.13%, 01/01/2031	911,298
15,000	7.50%, 05/01/2031	16,027
255,000	7.88%, 09/15/2031	281,520
	Ovintiv Inc
90,000	8.13%, 09/15/2030	98,762
20,000	7.20%, 11/01/2031	20,992
80,000	7.38%, 11/01/2031	85,151
680,000	6.50%, 08/15/2034(g)	684,248
160,000	6.63%, 08/15/2037	160,919
30,000	6.50%, 02/01/2038	29,722
430,000	Parsley Energy LLC / Parsley Finance Corp(b) 4.13%, 02/15/2028	394,890
1,800,000	Petroleos de Venezuela SA(b)(i) 6.00%, 05/16/2024	85,500
	Petroleos Mexicanos
1,180,000	6.50%, 03/13/2027	1,076,257
1,475,000	6.70%, 02/16/2032	1,158,239
600,000	7.69%, 01/23/2050	415,139
800,000	Petronas Capital Ltd(b) 3.50%, 04/21/2030	729,263
195,000	Plains All American Pipeline LP / PAA Finance Corp 3.80%, 09/15/2030	169,471
900,000	Reliance Industries Ltd(b) 2.88%, 01/12/2032	729,661
700,000	Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	657,980
500,000	Sanchez Energy Corp(i)(j) 0.00%, 02/15/2023	6,875
1,020,000	Saudi Arabian Oil Co(b) 2.25%, 11/24/2030	838,766
	Southwestern Energy Co
656,000	5.38%, 02/01/2029	608,151
90,000	4.75%, 02/01/2032	76,913
515,000	State Oil Co of the Azerbaijan Republic 6.95%, 03/18/2030	530,699
35,000	Targa Resources Corp 5.20%, 07/01/2027	34,305
	Targa Resources Partners LP / Targa Resources Partners Finance Corp
80,000	5.50%, 03/01/2030	75,274
230,000	4.88%, 02/01/2031	207,679
195,000	4.00%, 01/15/2032	164,071
Principal Amount(a)		Fair Value
Energy — (continued)
$ 473,000	Teine Energy Ltd(b) 6.88%, 04/15/2029	$ 424,518
549,000	USA Compression Partners LP / USA Compression Finance Corp 6.88%, 04/01/2026	526,650
	Var Energi ASA(b)
640,000	7.50%, 01/15/2028	651,905
470,000	8.00%, 11/15/2032	485,377
	Venture Global Calcasieu Pass LLC(b)
60,000	3.88%, 08/15/2029	52,500
844,000	4.13%, 08/15/2031	719,084
	Western Midstream Operating LP
120,000	4.30%, 02/01/2030	104,750
55,000	5.45%, 04/01/2044	45,690
280,000	5.30%, 03/01/2048	230,224
35,000	5.50%, 08/15/2048	29,049
150,000	5.50%, 02/01/2050	123,570
		36,948,507
Financial — 14.56%
962,000	Acrisure LLC / Acrisure Finance Inc(b) 7.00%, 11/15/2025	883,898
	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust
730,000	2.45%, 10/29/2026	638,342
425,000	3.00%, 10/29/2028	356,055
535,000	3.30%, 01/30/2032	418,242
100,000	AGFC Capital Trust I(b)(c) 5.83%, 01/15/2067 3-mo. LIBOR + 1.75%	55,081
430,000	Agile Group Holdings Ltd 6.05%, 10/13/2025	195,188
	Air Lease Corp
640,000	4.65%, Perpetual(h)	534,861
595,000	3.38%, 07/01/2025	562,763
10,000	4.63%, 10/01/2028	9,353
95,000	3.25%, 10/01/2029	80,890
380,000	3.00%, 02/01/2030	316,910
1,275,000	3.13%, 12/01/2030	1,056,588
	Aircastle Ltd
215,000	5.25%, Perpetual(b)(h)	165,550
1,210,000	4.25%, 06/15/2026	1,137,922
1,020,000	Allstate Corp 5.75%, 08/15/2053	958,800
	Ally Financial Inc
2,524,000	4.70%, Perpetual(h)	1,659,238
280,000	2.20%, 11/02/2028(g)	218,308
120,000	American Homes 4 Rent LP REIT 2.38%, 07/15/2031	92,559
	Antares Holdings LP(b)
1,125,000	6.00%, 08/15/2023	1,108,990
250,000	2.75%, 01/15/2027	200,269
250,000	3.75%, 07/15/2027	202,099

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Financial — (continued)
	Ares Capital Corp
$ 555,000	2.88%, 06/15/2028	$ 445,015
785,000	3.20%, 11/15/2031(g)	576,072
755,000	Ascot Group Ltd(b) 4.25%, 12/15/2030	649,415
	Athene Global Funding(b)
620,000	1.61%, 06/29/2026	534,794
1,150,000	2.55%, 11/19/2030	888,816
385,000	Athene Holding Ltd 3.50%, 01/15/2031	316,121
	Aviation Capital Group LLC(b)
910,000	5.50%, 12/15/2024	893,833
365,000	1.95%, 01/30/2026	317,761
438,000	Avolon Holdings Funding Ltd(b) 4.38%, 05/01/2026	399,082
935,000	Banco Mercantil del Norte SA(b)(h) 6.63%, Perpetual	774,480
1,110,000	Banco Santander Chile(b)(g) 3.18%, 10/26/2031	944,888
545,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand(b) 5.38%, 04/17/2025	539,278
2,600,000	Banco Santander SA 5.18%, 11/19/2025	2,557,562
	Bank of America Corp
750,000	2.69%, 04/22/2032	600,288
1,470,000	2.48%, 09/21/2036	1,080,098
	Bank of New York Mellon Corp
665,000	4.70%, Perpetual(h)	638,486
870,000	5.83%, 10/25/2033	901,837
	Barclays PLC
760,000	4.38%, Perpetual(h)	579,500
1,315,000	2.28%, 11/24/2027	1,136,655
200,000	5.09%, 06/20/2030	184,212
695,000	7.44%, 11/02/2033	728,222
985,000	3.56%, 09/23/2035	749,530
445,000	Barings BDC Inc 3.30%, 11/23/2026	377,172
	BBVA Bancomer SA(b)
200,000	1.88%, 09/18/2025	181,250
570,000	5.13%, 01/18/2033	511,633
678,000	Blackstone Private Credit Fund 2.63%, 12/15/2026	561,197
1,530,000	Blackstone Secured Lending Fund 2.13%, 02/15/2027	1,266,865
640,000	Blue Owl Finance LLC(b) 3.13%, 06/10/2031	475,337
775,000	BNP Paribas SA(b) 2.59%, 01/20/2028	681,614
608,000	Brighthouse Financial Inc(g) 5.63%, 05/15/2030	578,254
75,000	Brixmor Operating Partnership LP REIT 4.05%, 07/01/2030	65,610
610,000	BroadStreet Partners Inc(b) 5.88%, 04/15/2029	519,160
425,000	Capital Farm Credit ACA(b)(h) 5.00%, Perpetual	369,750
Principal Amount(a)		Fair Value
Financial — (continued)
	Central China Real Estate Ltd
$ 200,000	7.25%, 04/24/2023	$ 86,000
205,000	7.50%, 07/14/2025	56,375
200,000	CIFI Holdings Group Co Ltd 6.00%, 07/16/2025	51,558
905,000	Citadel LP(b) 4.88%, 01/15/2027	841,122
325,000	Citigroup Inc(h) 6.25%, Perpetual	315,250
480,000	CNO Financial Group Inc 5.25%, 05/30/2029	457,298
452,000	Cobra AcquisitionCo LLC(b) 6.38%, 11/01/2029	266,680
626,000	Corebridge Financial Inc(b) 6.88%, 12/15/2052	578,446
110,000	Corporate Office Properties LP REIT 2.75%, 04/15/2031	82,324
400,000	Country Garden Holdings Co Ltd 3.30%, 01/12/2031	208,616
	Credit Suisse Group AG(b)
250,000	2.19%, 06/05/2026	213,523
695,000	6.37%, 07/15/2026	652,500
675,000	6.44%, 08/11/2028	614,720
250,000	6.54%, 08/12/2033	219,348
940,000	9.02%, 11/15/2033	962,435
	Crown Castle Inc REIT
460,000	3.30%, 07/01/2030	402,405
1,130,000	2.25%, 01/15/2031	906,522
25,000	2.50%, 07/15/2031	20,146
	Deutsche Bank AG
290,000	3.55%, 09/18/2031	232,490
1,004,000	3.73%, 01/14/2032	736,147
200,000	3.74%, 01/07/2033	142,035
629,000	Discover Financial Services(g) 6.70%, 11/29/2032	639,364
288,929	Doric Nimrod Air Alpha Pass Through Trust(b) Series 2013-1 Class A 5.25%, 05/30/2023	286,730
970,000	Drawbridge Special Opportunities Fund LP / Drawbridge Special Opportunities Fin(b) 3.88%, 02/15/2026	874,262
	EPR Properties REIT
700,000	4.75%, 12/15/2026	628,962
185,000	3.60%, 11/15/2031	134,033
	Equinix Inc REIT
880,000	3.20%, 11/18/2029	765,971
615,000	2.15%, 07/15/2030	489,257
525,000	Fidelity National Financial Inc 3.40%, 06/15/2030	443,141
	FS KKR Capital Corp
318,000	3.40%, 01/15/2026	281,988
535,000	3.13%, 10/12/2028	431,301
510,000	Global Atlantic Finance Co(b) 4.40%, 10/15/2029	426,916

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Financial — (continued)
	GLP Capital LP / GLP Financing II Inc REIT
$ 440,000	5.25%, 06/01/2025	$ 432,526
108,000	5.75%, 06/01/2028	105,897
355,000	3.25%, 01/15/2032	283,782
	Goldman Sachs Group Inc
880,000	1.54%, 09/10/2027	759,112
1,410,000	4.48%, 08/23/2028	1,351,365
	Icahn Enterprises LP / Icahn Enterprises Finance Corp
198,000	6.25%, 05/15/2026	190,257
811,000	5.25%, 05/15/2027	742,552
65,000	4.38%, 02/01/2029	54,967
725,000	Intercorp Peru Ltd(b) 3.88%, 08/15/2029	596,670
	Iron Mountain Inc REIT(b)
380,000	5.25%, 07/15/2030	330,220
686,000	4.50%, 02/15/2031	563,851
1,205,000	Itau Unibanco Holding SA(b)(g) 3.88%, 04/15/2031	1,095,875
355,000	Jefferies Financial Group Inc 6.45%, 06/08/2027	370,460
	JPMorgan Chase & Co
343,000	4.60%, Perpetual(h)	302,269
1,215,000	1.95%, 02/04/2032	929,383
610,000	5.72%, 09/14/2033	595,393
	Kaisa Group Holdings Ltd(i)
1,015,000	9.38%, 06/30/2024	137,512
1,200,000	11.25%, 04/16/2025	162,914
1,000,000	KeyCorp Capital III 7.75%, 07/15/2029	1,064,381
815,000	Kite Realty Group Trust REIT 4.75%, 09/15/2030	717,474
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp REIT(b)
125,000	5.25%, 10/01/2025	117,443
1,117,000	4.25%, 02/01/2027	938,313
660,000	Liberty Mutual Group Inc(b) 4.13%, 12/15/2051	537,636
715,000	Lincoln National Corp(c) 6.28%, 04/20/2067 3-mo. LIBOR + 2.04%	514,800
200,000	Logan Group Co Ltd 4.25%, 07/12/2025	44,000
600,000	MBIA Insurance Corp(b)(c)(i) 15.34%, 01/15/2033 3-mo. LIBOR + 11.26%	45,348
	MetLife Inc
1,045,000	3.85%, Perpetual(h)	970,544
340,000	5.88%, Perpetual(g)(h)	323,295
245,000	9.25%, 04/08/2038(b)	285,410
915,000	10.75%, 08/01/2039	1,213,921
840,000	Midcap Financial Issuer Trust(b) 6.50%, 05/01/2028	722,400
1,154,000	Mitsubishi UFJ Financial Group Inc 3.85%, 03/01/2026	1,104,054
835,000	Morgan Stanley 6.34%, 10/18/2033	874,917
Principal Amount(a)		Fair Value
Financial — (continued)
	MPT Operating Partnership LP / MPT Finance Corp REIT
$ 175,000	4.63%, 08/01/2029(g)	$ 133,452
346,000	3.50%, 03/15/2031	237,177
1,410,000	Mutual of Omaha Insurance Co(b) 6.80%, 06/15/2036	1,467,146
355,000	NatWest Group PLC 5.52%, 09/30/2028	350,627
	Navient Corp
5,000	6.13%, 03/25/2024	4,898
10,000	5.88%, 10/25/2024	9,676
273,000	6.75%, 06/15/2026	258,746
790,000	5.00%, 03/15/2027	691,576
840,000	Northern Trust Corp 6.13%, 11/02/2032	885,731
385,000	Oaktree Specialty Lending Corp 2.70%, 01/15/2027	326,913
433,000	Office Properties Income Trust REIT 2.65%, 06/15/2026	335,574
405,000	OneMain Finance Corp 6.88%, 03/15/2025	389,073
322,000	Ontario Teachers' Cadillac Fairview Properties Trust(b) 2.50%, 10/15/2031	245,457
	Owl Rock Capital Corp
522,000	2.63%, 01/15/2027	430,614
545,000	2.88%, 06/11/2028	427,920
659,000	OWL Rock Core Income Corp 4.70%, 02/08/2027	594,226
295,000	Owl Rock Technology Finance Corp 2.50%, 01/15/2027	240,481
535,000	Penn Mutual Life Insurance Co(b) 6.65%, 06/15/2034	545,171
740,000	Phillips Edison Grocery Center Operating Partnership I LP REIT 2.63%, 11/15/2031	541,511
	Prudential Financial Inc
860,000	5.63%, 06/15/2043	844,950
226,000	5.13%, 03/01/2052	205,660
171,000	6.00%, 09/01/2052	165,267
585,000	Regency Centers LP REIT 2.95%, 09/15/2029	491,000
	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc(b)
1,890,000	2.88%, 10/15/2026(g)	1,620,037
900,000	3.63%, 03/01/2029(g)	713,194
1,355,000	3.88%, 03/01/2031	1,034,238
1,045,000	4.00%, 10/15/2033	780,469
380,000	Santander Holdings USA Inc 4.40%, 07/13/2027	362,394
905,000	SBA Communications Corp REIT 3.13%, 02/01/2029	752,498

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Financial — (continued)
$ 920,000	Service Properties Trust REIT(g) 4.95%, 02/15/2027	$ 724,592
	Shimao Group Holdings Ltd(i)
235,000	5.60%, 07/15/2026	42,883
400,000	3.45%, 01/11/2031	70,805
400,000	Sino-Ocean Land Treasure IV Ltd 4.75%, 01/14/2030	202,872
150,000	Sirius International Group Ltd(b) 4.60%, 11/01/2026	128,888
	Societe Generale SA(b)
1,740,000	4.75%, 11/24/2025	1,670,128
2,475,000	4.25%, 08/19/2026	2,306,520
850,000	Spirit Realty LP REIT 3.40%, 01/15/2030	708,120
	Standard Chartered PLC(b)
1,145,000	4.64%, 04/01/2031	1,028,939
895,000	3.27%, 02/18/2036	661,782
765,000	Stewart Information Services Corp 3.60%, 11/15/2031	586,240
531,000	Sumitomo Mitsui Financial Group Inc 1.47%, 07/08/2025	483,830
	Sunac China Holdings Ltd(i)
200,000	6.50%, 01/10/2025	42,834
200,000	7.00%, 07/09/2025	41,000
235,000	6.50%, 01/26/2026	47,620
	Synchrony Bank
275,000	5.40%, 08/22/2025	269,899
550,000	5.63%, 08/23/2027	535,938
843,000	Texas Capital Bancshares Inc 4.00%, 05/06/2031	748,108
405,000	Times China Holdings Ltd(i) 6.20%, 03/22/2026	65,647
705,000	Toronto-Dominion Bank 8.13%, 10/31/2082	733,200
1,070,000	Truist Financial Corp(h) 5.10%, Perpetual	989,750
200,000	UniCredit SpA(b) 5.86%, 06/19/2032	175,575
	VICI Properties LP / VICI Note Co Inc REIT(b)
215,000	5.63%, 05/01/2024	212,906
350,000	4.63%, 06/15/2025	335,563
295,000	4.50%, 09/01/2026	277,618
365,000	4.25%, 12/01/2026	340,517
195,000	5.75%, 02/01/2027	190,078
660,000	3.88%, 02/15/2029	578,447
	VICI Properties LP REIT
595,000	4.95%, 02/15/2030	566,391
205,000	5.13%, 05/15/2032	189,820
	Wells Fargo & Co
1,215,000	3.90%, Perpetual(h)	1,063,447
325,000	2.39%, 06/02/2028	286,841
	Yuzhou Group Holdings Co Ltd(i)
315,000	7.70%, 02/20/2025	27,859
Principal Amount(a)		Fair Value
Financial — (continued)
$ 200,000	8.30%, 05/27/2025	$ 17,558
200,000	7.85%, 08/12/2026	17,628
765,000	Zions Bancorp NA 3.25%, 10/29/2029	625,158
		96,883,176
Industrial — 3.20%
1,043,322	ARD Finance SA(b)(k) 6.50%, 06/30/2027 PIK rate, 7.25%	725,664
740,000	Avnet Inc 5.50%, 06/01/2032	683,316
	Boeing Co
150,000	3.20%, 03/01/2029	131,533
220,000	2.95%, 02/01/2030(g)	186,323
995,000	5.15%, 05/01/2030	970,761
555,000	3.63%, 02/01/2031(g)	486,273
115,000	3.50%, 03/01/2039	82,868
490,000	3.38%, 06/15/2046	318,377
105,000	3.65%, 03/01/2047	70,436
285,000	3.63%, 03/01/2048	186,466
35,000	3.85%, 11/01/2048	24,024
695,000	3.75%, 02/01/2050	477,158
530,000	5.93%, 05/01/2060	482,800
	Cemex SAB de CV(b)
375,000	5.13%, Perpetual(h)	346,504
400,000	5.45%, 11/19/2029	383,998
885,000	5.20%, 09/17/2030	825,605
1,400,000	3.88%, 07/11/2031	1,181,649
	Chart Industries Inc(b)
10,000	7.50%, 01/01/2030	10,053
410,000	9.50%, 01/01/2031	420,500
	Embraer Netherlands Finance BV
185,000	5.05%, 06/15/2025	179,544
950,000	5.40%, 02/01/2027	909,625
1,480,000	General Electric Co(c)(h) 8.10%, Perpetual 3-mo. LIBOR + 3.33%	1,454,015
846,000	Global Infrastructure Solutions Inc(b) 7.50%, 04/15/2032	669,668
235,000	Huntington Ingalls Industries Inc 4.20%, 05/01/2030	213,292
400,000	IHS Holding Ltd(b) 5.63%, 11/29/2026	330,200
540,000	Jabil Inc 3.00%, 01/15/2031	446,990
749,000	LSB Industries Inc(b) 6.25%, 10/15/2028	685,298
876,000	New Enterprise Stone & Lime Co Inc(b) 9.75%, 07/15/2028	809,371
230,000	OT Merger Corp(b) 7.88%, 10/15/2029	121,900
502,000	Owens Corning 7.00%, 12/01/2036	531,259
900,000	Pentair Finance SARL 5.90%, 07/15/2032	882,065

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 300,000	Sensata Technologies BV(b) 4.00%, 04/15/2029	$ 258,750
	TD SYNNEX Corp
750,000	1.75%, 08/09/2026	637,476
885,000	2.38%, 08/09/2028	713,955
1,320,000	Textron Inc 3.00%, 06/01/2030	1,121,772
792,000	Titan Acquisition Ltd / Titan Co-Borrower LLC(b) 7.75%, 04/15/2026	713,266
265,000	TopBuild Corp(b) 4.13%, 02/15/2032	215,342
	TransDigm Inc
285,000	6.25%, 03/15/2026(b)	281,064
671,000	5.50%, 11/15/2027	630,103
	Trident TPI Holdings Inc(b)
516,000	9.25%, 08/01/2024	490,399
566,000	6.63%, 11/01/2025	490,513
210,000	Vulcan Materials Co 3.50%, 06/01/2030	184,975
409,000	Weekley Homes LLC / Weekley Finance Corp(b) 4.88%, 09/15/2028	343,658
		21,308,808
Technology — 2.33%
	Broadcom Inc
609,000	4.15%, 11/15/2030	545,757
220,000	4.30%, 11/15/2032	193,895
285,000	3.14%, 11/15/2035(b)	209,551
24,000	3.19%, 11/15/2036(b)	17,239
261,000	4.93%, 05/15/2037(b)	227,687
	CDW LLC / CDW Finance Corp
130,000	2.67%, 12/01/2026	115,416
35,000	4.25%, 04/01/2028	32,212
150,000	3.25%, 02/15/2029	127,754
2,305,000	3.57%, 12/01/2031	1,899,403
	Consensus Cloud Solutions Inc(b)
118,000	6.00%, 10/15/2026	110,358
181,000	6.50%, 10/15/2028	166,478
752,000	Dell International LLC / EMC Corp 8.10%, 07/15/2036	842,705
1,687,000	Entegris Escrow Corp(b) 4.75%, 04/15/2029	1,538,438
235,000	Fidelity National Information Services Inc(g) 5.10%, 07/15/2032	226,358
920,000	HP Inc 5.50%, 01/15/2033	864,292
850,000	Kyndryl Holdings Inc 3.15%, 10/15/2031	566,503
1,215,000	Leidos Inc 2.30%, 02/15/2031	930,757
	Marvell Technology Inc
390,000	2.45%, 04/15/2028	330,112
330,000	2.95%, 04/15/2031	265,432
Principal Amount(a)		Fair Value
Technology — (continued)
	Micron Technology Inc
$ 170,000	5.33%, 02/06/2029	$ 163,186
1,065,000	6.75%, 11/01/2029(g)	1,081,802
740,000	4.66%, 02/15/2030	671,161
200,000	MSCI Inc(b) 3.25%, 08/15/2033	154,452
100,000	NXP BV / NXP Funding LLC / NXP USA Inc 4.40%, 06/01/2027	95,839
	Open Text Corp(b)
215,000	6.90%, 12/01/2027	215,000
115,000	3.88%, 02/15/2028	98,685
110,000	Open Text Holdings Inc(b) 4.13%, 02/15/2030	88,238
	Oracle Corp
1,295,000	6.15%, 11/09/2029	1,344,166
855,000	3.95%, 03/25/2051	609,136
380,000	Qorvo Inc(b) 3.38%, 04/01/2031	305,307
631,000	Rackspace Technology Global Inc(b) 5.38%, 12/01/2028	275,029
396,000	Science Applications International Corp(b) 4.88%, 04/01/2028	366,299
	Seagate HDD Cayman
40,000	4.09%, 06/01/2029	33,162
30,600	9.63%, 12/01/2032(b)	33,562
	Western Digital Corp
530,000	4.75%, 02/15/2026	499,112
350,000	2.85%, 02/01/2029	270,784
		15,515,267
Utilities — 1.18%
	AES Corp
260,000	3.95%, 07/15/2030(b)	229,320
370,000	2.45%, 01/15/2031	294,343
725,000	Calpine Corp(b) 3.75%, 03/01/2031	583,738
740,000	CMS Energy Corp 4.75%, 06/01/2050	640,070
455,000	Enel Finance International NV(b) 7.50%, 10/14/2032	480,829
1,220,000	Eskom Holdings SOC Ltd(b) 7.13%, 02/11/2025	1,107,662
200,000	IPALCO Enterprises Inc 4.25%, 05/01/2030	177,675
390,000	NRG Energy Inc(b) 4.45%, 06/15/2029	344,896
	Pacific Gas & Electric Co
100,000	5.45%, 06/15/2027	98,611
320,000	3.25%, 06/01/2031	260,113
290,000	4.30%, 03/15/2045	205,606
1,125,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara(b) 4.13%, 05/15/2027	1,080,000
909,000	Sempra Global(b) 3.25%, 01/15/2032	724,705

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Utilities — (continued)
$ 1,072,000	Southern Co 3.75%, 09/15/2051	$ 865,588
304,000	Vistra Corp(b)(h) 8.00%, Perpetual	290,340
505,000	Vistra Operations Co LLC(b) 3.70%, 01/30/2027	460,470
		7,843,966
TOTAL CORPORATE BONDS AND NOTES — 41.82% (Cost $319,754,863)		$278,253,048
CONVERTIBLE BONDS
Communications — 0.48%
10,000	Cable One Inc(j) 8.51%, 03/15/2026	7,855
	DISH Network Corp
795,000	19.18%, 12/15/2025(j)	507,210
2,080,000	3.38%, 08/15/2026	1,303,120
425,000	Snap Inc(j) 9.96%, 05/01/2027	296,863
370,000	Spotify USA Inc(j) 7.55%, 03/15/2026	297,850
895,000	Uber Technologies Inc(j) 6.33%, 12/15/2025	753,819
		3,166,717
Consumer, Cyclical — 0.29%
210,000	JetBlue Airways Corp 0.50%, 04/01/2026	153,106
770,000	NCL Corp Ltd 1.13%, 02/15/2027	522,676
55,000	Peloton Interactive Inc(j) 13.15%, 02/15/2026	38,985
155,000	Penn Entertainment Inc 2.75%, 05/15/2026	228,470
835,000	Southwest Airlines Co(g) 1.25%, 05/01/2025	1,002,835
		1,946,072
Consumer, Non-Cyclical — 0.55%
1,675,000	BioMarin Pharmaceutical Inc(g) 1.25%, 05/15/2027	1,799,889
215,000	Guardant Health Inc(j) 12.47%, 11/15/2027	133,709
295,000	Ionis Pharmaceuticals Inc(j) 2.56%, 04/01/2026	272,322
265,000	Livongo Health Inc 0.88%, 06/01/2025	231,557
1,580,000	Teladoc Health Inc(g) 1.25%, 06/01/2027	1,213,748
		3,651,225
Technology — 0.13%
25,000	Bentley Systems Inc 0.38%, 07/01/2027	20,350
Principal Amount(a)		Fair Value
Technology — (continued)
$ 330,000	RingCentral Inc(j) 8.54%, 03/15/2026	$ 259,050
335,000	Splunk Inc(g) 1.13%, 06/15/2027	282,673
430,000	Unity Software Inc(j) 8.67%, 11/15/2026	321,855
		883,928
TOTAL CONVERTIBLE BONDS — 1.45% (Cost $10,977,042)		$ 9,647,942
FOREIGN GOVERNMENT BONDS AND NOTES
465,000	Abu Dhabi Government International Bond(b) 3.13%, 04/16/2030	431,172
1,025,000	Angolan Government International Bond(b) 8.25%, 05/09/2028	931,520
1,775,000	Argentine Republic Government International Bond(e) 3.50%, 07/09/2041	500,708
	Colombia Government International Bond
410,000	4.50%, 03/15/2029	354,260
370,000	3.13%, 04/15/2031	274,619
1,335,000	Dominican Republic International Bond(b) 4.88%, 09/23/2032	1,108,132
	Ecuador Government International Bond(b)(e)
345,000	5.50%, 07/31/2030	219,463
455,000	2.50%, 07/31/2035	209,181
	Egypt Government International Bond(b)
715,000	7.60%, 03/01/2029	580,830
365,000	5.88%, 02/16/2031	253,347
1,410,000	Emirate of Dubai Government International Bonds(g) 5.25%, 01/30/2043	1,276,044
575,000	Guatemala Government Bond(b) 5.25%, 08/10/2029	551,943
765,000	Indonesia Government International Bond(b) 4.35%, 01/08/2027	755,985
515,000	Ivory Coast Government International Bond(b) 6.38%, 03/03/2028	497,387
	Mexico Government International Bond
430,000	2.66%, 05/24/2031	346,807
200,000	3.50%, 02/12/2034	160,054
710,000	4.50%, 01/31/2050(g)	539,016
	Morocco Government International Bond(b)
430,000	3.00%, 12/15/2032	341,676
355,000	5.50%, 12/11/2042	304,279

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
$ 455,000	Nigeria Government International Bond(b) 7.38%, 09/28/2033	$ 323,250
	Panama Government International Bond
345,000	3.30%, 01/19/2033(g)	279,137
200,000	4.30%, 04/29/2053	144,361
315,000	3.87%, 07/23/2060	202,903
1,150,000	Philippine Government International Bond 3.70%, 03/01/2041	937,894
215,000	Qatar Government International Bond(b) 3.75%, 04/16/2030	208,013
1,015,000	Republic of South Africa Government International Bond(g) 5.88%, 04/20/2032	913,500
	Saudi Government International Bond(b)
1,035,000	5.50%, 10/25/2032	1,093,475
490,000	4.50%, 10/26/2046	434,263
	Turkey Government International Bond
280,000	9.88%, 01/15/2028	289,731
1,185,000	7.63%, 04/26/2029	1,114,919
1,700,000	Venezuela Government International Bond(i) 7.65%, 04/21/2025	119,000
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 2.36% (Cost $18,339,859)		$ 15,696,869
MORTGAGE-BACKED SECURITIES
Non-Agency — 7.13%
	Ajax Mortgage Loan Trust(b)
	Series 2019-D Class A1
168,141	2.96%, 09/25/2065(e)	156,185
	Series 2021-A Class A1
468,105	1.07%, 09/25/2065(d)	408,071
	Angel Oak Mortgage Trust(b)
	Series 2021-3 Class A2
383,374	1.31%, 05/25/2066(d)	311,964
	Series 2022-5 Class A1
903,325	4.50%, 05/25/2067(e)	860,902
318,219	Angel Oak SB Commercial Mortgage Trust(b)(d) Series 2020-SBC1 Class A1 2.07%, 05/25/2050	302,882
	Arroyo Mortgage Trust(b)(d)
	Series 2019-1 Class A1
172,397	3.81%, 01/25/2049	158,350
	Series 2019-2 Class A1
676,751	3.35%, 04/25/2049	625,991
480,000	BANK Series 2021-BN35 Class AS 2.46%, 06/15/2064	370,468
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 38,736	BB-UBS Trust(b) Series 2012-TFT Class A 2.89%, 06/05/2030	$ 37,693
	BPR Trust(b)(c)
	Series 2021-NRD Class B
130,000	6.45%, 12/15/2038 1-mo. SOFR + 2.12%	119,800
	Series 2021-NRD Class C
145,000	6.75%, 12/15/2038 1-mo. SOFR + 2.42%	132,533
	Series 2021-NRD Class D
90,000	8.05%, 12/15/2038 1-mo. SOFR + 3.72%	81,892
	Series 2022-OANA Class A
480,000	6.23%, 04/15/2037 1-mo. SOFR + 1.90%	468,479
	Series 2022-STAR Class A
480,000	7.57%, 08/15/2024 1-mo. SOFR + 3.23%	472,357
202,547	Bunker Hill Loan Depositary Trust(b)(e) Series 2019-2 Class A1 2.88%, 07/25/2049	186,225
730,000	BX Commercial Mortgage Trust(b)(c) Series 2022-AHP Class B 6.18%, 01/17/2039 1-mo. SOFR + 1.84%	691,239
	BX Trust(b)
	Series 2019-OC11 Class D
985,000	3.94%, 12/09/2041(d)	784,962
	Series 2022-CLS Class A
564,000	5.76%, 10/13/2027	552,039
492,960	CIM Trust(b)(e) Series 2021-NR4 Class A1 2.82%, 10/25/2061	455,657
185,000	Citigroup Mortgage Loan Trust(b)(d) Series 2019-RP1 Class M2 4.00%, 01/25/2066	158,898
	COLT Mortgage Loan Trust(b)
	Series 2021-2R Class A1
57,028	0.80%, 07/27/2054	48,149
	Series 2022-4 Class A1
1,497,854	4.30%, 03/25/2067(d)	1,431,044
	COMM Mortgage Trust
	Series 2012-CR3 Class AM
96,865	3.42%, 10/15/2045(b)	87,079
	Series 2012-LC4 Class B
75,474	4.93%, 12/10/2044(d)	75,333
95,288	Commercial Mortgage Pass Through Certificates(b) Series 2012-LTRT Class A2 3.40%, 10/05/2030	81,699
570,000	CoreVest American Finance Trust(b)(e) Series 2021-RTL1 Class A1 2.24%, 03/28/2029	518,327
	Credit Suisse Mortgage Trust(b)
	Series 2014-USA Class B
285,000	4.18%, 09/15/2037	241,919

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2014-USA Class D
$ 100,000	4.37%, 09/15/2037	$ 73,549
	Series 2020-RPL3 Class A1
177,387	2.69%, 03/25/2060(d)	169,099
	Series 2021-RPL1 Class A1
272,567	1.67%, 09/27/2060(d)	257,145
235,000	DBUBS Mortgage Trust(b)(d) Series 2017-BRBK Class D 3.53%, 10/10/2034	209,849
1,040,000	Dominion Mortgage Trust(b)(e) Series 2021-RTL1 Class A1 2.49%, 07/25/2027	935,296
	Ellington Financial Mortgage Trust(b)(d)
	Series 2019-2 Class A3
66,348	3.05%, 11/25/2059	62,133
	Series 2021-2 Class A3
606,544	1.29%, 06/25/2066	456,594
	Series 2022-1 Class A1
1,127,242	2.21%, 01/25/2067	943,024
	Extended Stay America Trust(b)(c)
	Series 2021-ESH Class C
190,357	6.02%, 07/15/2038 1-mo. LIBOR + 1.70%	182,717
	Series 2021-ESH Class D
126,905	6.57%, 07/15/2038 1-mo. LIBOR + 2.25%	121,493
	GCAT Trust(b)
	Series 2019-RPL1 Class A1
188,237	2.65%, 10/25/2068(d)	176,538
	Series 2020-NQM1 Class A1
66,445	2.25%, 01/25/2060(e)	62,551
	GS Mortgage Securities Trust(d)
	Series 2013-G1 Class B
175,000	3.65%, 04/10/2031(b)	169,270
	Series 2013-PEMB Class A
130,000	3.55%, 03/05/2033(b)	117,923
	Series 2013-PEMB Class D
430,000	3.55%, 03/05/2033(b)	336,424
	Series 2014-GC18 Class B
275,000	4.89%, 01/10/2047	251,759
1,524,214	Imperial Fund Mortgage Trust(b)(d) Series 2021-NQM4 Class A1 2.09%, 01/25/2057	1,255,532
430,000	JPMorgan Chase Commercial Mortgage Securities Trust(b)(d) Series 2012-LC9 Class C 4.06%, 12/15/2047	406,292
209,787	JPMorgan Mortgage Trust(b)(d) Series 2014-2 Class 2A2 3.50%, 06/25/2029	196,022
	Legacy Mortgage Asset Trust(b)
	Series 2019-GS7 Class A1
302,262	6.25%, 11/25/2059(e)	301,724
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2020-GS1 Class A1
$ 313,462	2.88%, 10/25/2059(e)	$ 311,127
	Series 2020-GS5 Class A1
83,892	3.25%, 06/25/2060(e)	82,527
	Series 2020-RPL1 Class A2
200,000	3.25%, 09/25/2059(d)	169,647
	Series 2021-GS4 Class A1
117,070	1.65%, 11/25/2060(e)	104,648
	LHOME Mortgage Trust(b)
	Series 2021-RTL1 Class A1
515,000	2.09%, 02/25/2026(d)	487,535
	Series 2021-RTL2 Class A1
350,000	2.09%, 06/25/2026(e)	329,074
	Med Trust(b)(c)
	Series 2021-MDLN Class B
105,000	5.77%, 11/15/2038 1-mo. LIBOR + 1.45%	99,997
	Series 2021-MDLN Class C
270,000	6.12%, 11/15/2038 1-mo. LIBOR + 1.80%	256,514
	Series 2021-MDLN Class D
130,000	6.32%, 11/15/2038 1-mo. LIBOR + 2.00%	122,828
900,000	MetLife Securitization Trust(b)(d) Series 2017-1A Class M1 3.44%, 04/25/2055	782,905
	MFA Trust(b)
	Series 2020-NQM3 Class A1
1,032,634	1.01%, 01/26/2065(d)	941,885
	Series 2022-NQM2 Class A1
316,508	4.00%, 05/25/2067(e)	301,823
	Mill City Mortgage Loan Trust(b)(d)
	Series 2017-3 Class B1
644,138	3.25%, 01/25/2061	522,790
	Series 2017-3 Class M2
497,385	3.25%, 01/25/2061	446,540
	Series 2019-1 Class M2
603,888	3.50%, 10/25/2069	512,792
	Series 2019-GS1 Class A1
229,104	2.75%, 07/25/2059	212,875
	Morgan Stanley Bank of America Merrill Lynch Trust
	Series 2012-CKSV Class A2
97,564	3.28%, 10/15/2030(b)	78,611
	Series 2013-C11 Class B
80,000	4.40%, 08/15/2046(d)	59,041
	Series 2013-C12 Class C
75,000	4.76%, 10/15/2046(d)	71,083
	Series 2015-C25 Class A4
915,000	3.37%, 10/15/2048	866,224
	New Residential Mortgage Loan Trust(b)
	Series 2016-4A Class B1A
695,239	4.50%, 11/25/2056(d)	638,443
	Series 2019-RPL2 Class M2
670,000	3.75%, 02/25/2059(d)	559,915
	Series 2021-NQ2R Class A1
271,511	0.94%, 10/25/2058(d)	234,711

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2022-RTL1 Class A1F
$ 1,177,000	4.34%, 12/25/2026	$ 1,116,795
54,644	Onslow Bay Mortgage Loan Trust(b)(d) Series 2019-INV1 Class A3 4.50%, 11/25/2048	52,233
490,000	Palisades Mortgage Loan Trust(b)(e) Series 2021-RTL1 Class A1 2.86%, 06/25/2026	455,660
	Preston Ridge Partners Mortgage LLC(b)
	Series 2020-4 Class A1
221,255	2.95%, 10/25/2025(e)	213,460
	Series 2020-6 Class A1
509,177	2.36%, 11/25/2025(e)	469,842
	Series 2021-1 Class A1
444,913	2.12%, 01/25/2026(d)	415,997
	Series 2021-2 Class A1
543,357	2.12%, 03/25/2026(d)	500,258
	Series 2021-8 Class A1
321,401	1.74%, 09/25/2026(d)	287,956
	Series 2021-9 Class A1
385,935	2.36%, 10/25/2026(e)	347,423
	Series 2021-RPL1 Class A1
188,937	1.32%, 07/25/2051(e)	168,084
	Series 2022-5 Class A1
672,294	6.90%, 09/27/2027(e)	667,204
323,877	Provident Funding Mortgage Trust(b)(d) Series 2019-1 Class A2 3.00%, 12/25/2049	269,366
255,000	RBS Commercial Funding Inc Trust(b)(d) Series 2013-GSP Class A 3.83%, 01/15/2032	245,431
128,837	RCKT Mortgage Trust(b)(d) Series 2020-1 Class A1 3.00%, 02/25/2050	107,241
489,585	RCO VI Mortgage LLC(b)(e) Series 2022-1 Class A1 3.00%, 01/25/2027	459,326
9,882	Sequoia Mortgage Trust(b)(d) Series 2019-CH2 Class A1 4.50%, 08/25/2049	9,647
308,032	SG Residential Mortgage Trust(b)(d) Series 2021-1 Class A1 1.16%, 07/25/2061	247,717
	Starwood Mortgage Residential Trust(b)(d)
	Series 2021-1 Class A1
189,367	1.22%, 05/25/2065	171,057
	Series 2021-3 Class A3
187,561	1.52%, 06/25/2056	149,123
500,000	Toorak Mortgage Corp Ltd(b)(e) Series 2021-1 Class A1 2.24%, 06/25/2024	472,847
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Towd Point Mortgage Trust(b)(d)
	Series 2016-4 Class B1
$ 615,000	3.89%, 07/25/2056	$ 562,132
	Series 2017-1 Class A2
525,000	3.50%, 10/25/2056	502,682
	Series 2017-1 Class M1
635,000	3.75%, 10/25/2056	591,939
	Series 2017-4 Class A2
1,685,000	3.00%, 06/25/2057	1,511,237
	Series 2017-4 Class M2
325,000	3.25%, 06/25/2057	263,105
	Series 2017-6 Class A2
780,000	3.00%, 10/25/2057	699,315
	Series 2018-4 Class A2
100,000	3.00%, 06/25/2058	80,456
	Series 2018-5 Class M1
170,000	3.25%, 07/25/2058	133,324
	Series 2018-6 Class A1B
300,000	3.75%, 03/25/2058	271,974
	Series 2018-6 Class A2
1,590,000	3.75%, 03/25/2058	1,358,696
	Series 2019-2 Class A2
670,000	3.75%, 12/25/2058	584,166
	Series 2019-2 Class M1
945,000	3.75%, 12/25/2058	752,646
	Series 2019-4 Class A1
235,332	2.90%, 10/25/2059	218,515
	Series 2019-4 Class A2
615,000	3.25%, 10/25/2059	517,096
	Series 2020-1 Class A2B
100,000	3.25%, 01/25/2060	79,650
	Series 2020-1 Class M1
335,000	3.50%, 01/25/2060	261,469
	Series 2021-1 Class A2
1,050,000	2.75%, 11/25/2061	821,520
	Series 2022-1 Class A1
1,845,071	3.75%, 07/25/2062	1,689,945
840,000	TVC Mortgage Trust(b)(e) Series 2020-RTL1 Class M 5.19%, 09/25/2024	802,051
109,138	UBS Commercial Mortgage Trust(b)(d) Series 2012-C1 Class D 6.45%, 05/10/2045	99,202
	Verus Securitization Trust(b)
	Series 2019-4 Class M1
310,000	3.21%, 11/25/2059(d)	261,558
	Series 2021-R3 Class A1
114,472	1.02%, 04/25/2064(d)	98,654
	Series 2022-5 Class A1
1,038,929	3.80%, 04/25/2067(e)	951,004
	Series 2022-7 Class A1
1,055,595	5.15%, 07/25/2067(e)	1,026,511
	Visio Trust(b)
	Series 2019-2 Class A1
336,067	2.72%, 11/25/2054(d)	311,630
	Series 2020-1R Class A2
155,546	1.57%, 11/25/2055	140,127

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Wells Fargo Commercial Mortgage Trust(d)
	Series 2013-LC12 Class B
$ 195,000	4.30%, 07/15/2046	$ 184,890
	Series 2016-C36 Class B
135,000	3.67%, 11/15/2059	112,252
	WFRBS Commercial Mortgage Trust
	Series 2012-C7 Class C
173,662	4.65%, 06/15/2045(d)	123,298
	Series 2013-C15 Class B
220,000	4.53%, 08/15/2046(d)	187,656
	Series 2014-C20 Class B
190,000	4.38%, 05/15/2047	163,497
	Series 2014-C24 Class AS
390,000	3.93%, 11/15/2047	371,653
	Series 2014-C24 Class B
70,000	4.20%, 11/15/2047(d)	63,550
	Series 2014-C24 Class C
90,000	4.29%, 11/15/2047(d)	72,840
		47,395,513
U.S. Government Agency — 0.03%
204,779	Federal Home Loan Mortgage Corp Structured Agency Credit Risk Real Estate Mortgage Investment Conduit Trust(b)(c) Series 2022-DNA3 Class M1A 5.93%, 04/25/2042 1-mo. SOFR + 2.00%	203,756
TOTAL MORTGAGE-BACKED SECURITIES — 7.16% (Cost $52,543,813)		$ 47,599,269
MUNICIPAL BONDS AND NOTES
560,000	Broward County Water & Sewer Utility Revenue Series A 4.00%, 10/01/2047	529,301
810,000	Metropolitan Transportation Authority Series A 5.00%, 11/15/2045	870,297
130,000	Sales Tax Securitization Corp Series B 3.41%, 01/01/2043	95,506
2,310,000	Tobacco Settlement Financing Corp Series A-1 6.71%, 06/01/2046	2,080,942
TOTAL MUNICIPAL BONDS AND NOTES — 0.54% (Cost $3,995,495)		$ 3,576,046
Principal Amount(a)		Fair Value
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
$ 5,725,000	0.13%, 03/31/2023	$ 5,666,369
3,025,000	0.13%, 05/31/2023	2,970,999
13,930,000	0.13%, 08/31/2023	13,509,379
6,945,000	0.25%, 09/30/2023(l)	6,714,133
4,830,000	1.50%, 02/29/2024	4,655,667
10,110,000	2.50%, 04/30/2024	9,822,497
3,020,000	4.25%, 09/30/2024	3,004,546
7,235,000	0.25%, 05/31/2025	6,568,023
7,535,000	3.88%, 11/30/2027	7,493,793
12,985,000	0.63%, 12/31/2027	11,000,223
5,270,000	1.38%, 11/15/2031	4,289,286
1,685,000	1.88%, 02/15/2032	1,429,420
3,260,000	4.13%, 11/15/2032	3,326,728
10,260,000	3.25%, 05/15/2042	8,995,134
3,460,000	1.88%, 11/15/2051	2,191,424
3,060,000	2.88%, 05/15/2052	2,451,825
TOTAL U.S. TREASURY BONDS AND NOTES — 14.14% (Cost $98,726,121)		$ 94,089,446
Shares
COMMON STOCK
Communications — 0.16%
95,643	Altice USA Inc Class A(m)	439,958
4,739	T-Mobile US Inc(m)	663,460
		1,103,418
Consumer, Cyclical — 0.02%
650	NMG Parent LLC(m)	113,750
Consumer, Non-Cyclical — 0.00%(n)
327	Clarivate PLC(m)	2,727
TOTAL COMMON STOCK — 0.18% (Cost $2,096,284)		$ 1,219,895
CONVERTIBLE PREFERRED STOCK
Communications — 0.10%
577	2020 Cash Mandatory Exchangeable Trust 5.25%(b)	660,100
Energy — 0.08%
12,538	El Paso Energy Capital Trust I 4.75%	564,700

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
Shares		Fair Value
Financial — 0.40%
903	Bank of America Corp 7.25%	$ 1,047,480
785,000	Charles Schwab Corp Series H 4.00%	625,998
811	Wells Fargo & Co 7.50%	961,003
		2,634,481
Technology — 0.04%
7,075	Clarivate PLC 5.25%	267,589
TOTAL CONVERTIBLE PREFERRED STOCK — 0.62% (Cost $5,020,015)		$ 4,126,870
GOVERNMENT MONEY MARKET MUTUAL FUNDS
1,650,000	Dreyfus Institutional Preferred Government Plus Money Market Fund Class SL(o), 4.36%(p)	1,650,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 0.25% (Cost $1,650,000)		$ 1,650,000
Principal Amount
SHORT TERM INVESTMENTS
U.S. Treasury Bonds and Notes — 9.90%
	U.S. Treasury Bills(j)
$ 8,090,000	4.03%, 01/26/2023(g)	8,066,499
2,670,000	4.07%, 02/02/2023(g)	2,660,081
2,790,000	4.22%, 02/23/2023	2,772,439
20,315,000	4.19%, 03/09/2023	20,155,558
15,590,000	4.27%, 03/16/2023	15,452,643
6,310,000	4.26%, 03/23/2023	6,249,333
10,650,000	4.35%, 03/30/2023	10,540,423
		65,896,976
Repurchase Agreements — 4.59%
7,639,428	Undivided interest of 10.86% in a repurchase agreement (principal amount/value $70,517,679 with a maturity value of $70,551,371) with Citigroup Global Markets Inc, 4.30%, dated 12/31/22 to be repurchased at $7,639,428 on 1/3/23 collateralized by a U.S. Treasury security and various U.S. Government Agency securities, 0.00% - 5.50%, 8/28/23 - 12/1/52, with a value of $71,928,033.(o)	7,639,428
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$ 7,639,428	Undivided interest of 6.98% in a repurchase agreement (principal amount/value $109,701,194 with a maturity value of $109,753,607) with RBC Capital Markets Corp, 4.30%, dated 12/31/22 to be repurchased at $7,639,428 on 1/3/23 collateralized by various U.S. Government Agency securities, 2.00% - 6.00%, 9/1/24 - 10/20/52, with a value of $111,895,218.(o)	$ 7,639,428
7,639,428	Undivided interest of 7.03% in a repurchase agreement (principal amount/value $108,937,825 with a maturity value of $108,989,873) with Bank of America Securities Inc, 4.30%, dated 12/31/22 to be repurchased at $7,639,428 on 1/3/23 collateralized by Federal National Mortgage Association securities, 1.50% - 6.50%, 5/1/37 - 5/1/58, with a value of $111,116,581.(o)	7,639,428
7,589,359	Undivided interest of 9.30% in a repurchase agreement (principal amount/value $81,850,151 with a maturity value of $81,889,257) with Credit Agricole Securities (USA) Inc, 4.30%, dated 12/31/22 to be repurchased at $7,589,359 on 1/3/23 collateralized by Government National Mortgage Association securities, 3.00% - 4.00%, 11/20/48 - 8/20/52, with a value of $83,487,154.(o)	7,589,359
		30,507,643
TOTAL SHORT TERM INVESTMENTS — 14.49% (Cost $96,404,619)		$ 96,404,619
TOTAL INVESTMENTS — 100.93% (Cost $737,774,233)		$671,504,471
OTHER ASSETS & LIABILITIES, NET — (0.93)%		$ (6,159,888)
TOTAL NET ASSETS — 100.00%		$665,344,583

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Schedule of Investments
As of December 31, 2022
(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2022.
(d)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2022. Maturity date disclosed represents final maturity date.
(f)	All or a portion of this position has not settled as of December 31, 2022. The interest rate shown represents the stated spread over the LIBOR floor; the Fund will not accrue interest until the settlement date, at which point the LIBOR will be established.
(g)	All or a portion of the security is on loan at December 31, 2022.
(h)	Security has no contractual maturity date and pays an indefinite stream of interest.
(i)	Security in default.
(j)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(k)	Security is a payment-in-kind bond (PIK); income may be received in cash or additional securities at the discretion of the issuer.
(l)	All or a portion of the security has been segregated to cover initial margin requirements on open futures contracts.
(m)	Non-income producing security.
(n)	Represents less than 0.005% of net assets.
(o)	Collateral received for securities on loan.
(p)	Rate shown is the 7-day yield as of December 31, 2022.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate established as an alternative to LIBOR.
At December 31, 2022, the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Depreciation
Long
U.S. 10 Year Treasury Ultra Futures	34	USD	4,089,563	March 2022	$ (77,788)
U.S. Ultra Bond Futures	239	USD	32,100,688	March 2022	(663,324)
				Net Depreciation	$(741,112)
Currency Abbreviations
EUR	Euro Dollar
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2022
Empower Multi-Sector Bond Fund
ASSETS:
Investments in securities, fair value (including $31,091,455 of securities on loan)(a)	$640,996,828
Repurchase agreements, fair value(b)	30,507,643
Cash	30,551,191
Cash pledged on futures contracts	567
Dividends and interest receivable	5,606,439
Subscriptions receivable	3,884,449
Receivable for investments sold	16,552
Total Assets	711,563,669
LIABILITIES:
Payable for director fees	8,131
Payable for investments purchased	12,610,293
Payable for other accrued fees	159,884
Payable for shareholder services fees	52,770
Payable to investment adviser	161,339
Payable upon return of securities loaned	32,157,643
Redemptions payable	947,401
Variation margin on futures contracts	121,625
Total Liabilities	46,219,086
NET ASSETS	$665,344,583
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$7,296,152
Paid-in capital in excess of par	746,596,751
Undistributed/accumulated deficit	(88,548,320)
NET ASSETS	$665,344,583
NET ASSETS BY CLASS
Investor Class	$234,285,701
Institutional Class	$431,058,882
CAPITAL STOCK:
Authorized
Investor Class	200,000,000
Institutional Class	295,000,000
Issued and Outstanding
Investor Class	19,167,245
Institutional Class	53,794,278
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$12.22
Institutional Class	$8.01
(a) Cost of investments	$707,266,590
(b) Cost of repurchase agreements	$30,507,643
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2022
Empower Multi-Sector Bond Fund
INVESTMENT INCOME:
Interest	$28,225,981
Income from securities lending	86,082
Dividends	355,784
Foreign withholding tax	(2,221)
Total Income	28,665,626
EXPENSES:
Management fees	3,262,872
Shareholder services fees – Investor Class	572,742
Audit and tax fees	70,106
Custodian fees	155,161
Directors fees	34,044
Legal fees	10,169
Pricing fees	169,474
Registration fees	88,391
Shareholder report fees	9,989
Transfer agent fees	9,986
Other fees	19,526
Total Expenses	4,402,460
Less amount waived by investment adviser	383,937
Net Expenses	4,018,523
NET INVESTMENT INCOME	24,647,103
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(20,800,806)
Net realized loss on futures contracts	(1,542,630)
Net Realized Loss	(22,343,436)
Net change in unrealized depreciation on investments and foreign currency translations	(77,472,137)
Net change in unrealized depreciation on futures contracts	(741,112)
Net Change in Unrealized Depreciation	(78,213,249)
Net Realized and Unrealized Loss	(100,556,685)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(75,909,582)
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2022 and December 31, 2021
Empower Multi-Sector Bond Fund	2022	2021
OPERATIONS:
Net investment income	$24,647,103	$20,732,944
Net realized gain (loss)	(22,343,436)	17,769,146
Net change in unrealized depreciation	(78,213,249)	(30,806,293)
Net Increase (Decrease) in Net Assets Resulting from Operations	(75,909,582)	7,695,797
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(4,503,321)	(6,190,549)
Institutional Class	(20,325,948)	(34,384,715)
From Net Investment Income and Net Realized Gains	(24,829,269)	(40,575,264)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	323,750,125	41,442,945
Institutional Class	61,684,672	136,139,389
Shares issued in reinvestment of distributions
Investor Class	4,503,321	6,190,549
Institutional Class	20,325,948	34,384,715
Shares redeemed
Investor Class	(234,082,338)	(56,346,837)
Institutional Class	(100,750,850)	(79,514,793)
Net Increase in Net Assets Resulting from Capital Share Transactions	75,430,878	82,295,968
Total Increase (Decrease) in Net Assets	(25,307,973)	49,416,501
NET ASSETS:
Beginning of year	690,652,556	641,236,055
End of year	$665,344,583	$690,652,556
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	25,802,307	2,857,211
Institutional Class	7,178,189	13,740,679
Shares issued in reinvestment of distributions
Investor Class	365,412	433,753
Institutional Class	2,497,298	3,592,886
Shares redeemed
Investor Class	(18,517,808)	(3,885,441)
Institutional Class	(11,769,975)	(8,026,012)
Net Increase	5,555,423	8,713,076
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2022	$14.15	0.47	(2.08)	(1.61)	(0.30)	(0.02)	(0.32)	$12.22	(11.42%)
12/31/2021	$14.57	0.41	(0.28)	0.13	(0.34)	(0.21)	(0.55)	$14.15	0.89%
12/31/2020	$13.85	0.52	0.72	1.24	(0.45)	(0.07)	(0.52)	$14.57	9.10%
12/31/2019	$12.62	0.56	0.91	1.47	(0.22)	(0.02)	(0.24)	$13.85	11.74%
12/31/2018	$13.42	0.52	(0.93)	(0.41)	(0.32)	(0.07)	(0.39)	$12.62	(3.10%)
Institutional Class
12/31/2022	$ 9.44	0.34	(1.38)	(1.04)	(0.37)	(0.02)	(0.39)	$ 8.01	(11.06%)
12/31/2021	$ 9.98	0.31	(0.19)	0.12	(0.45)	(0.21)	(0.66)	$ 9.44	1.16%
12/31/2020	$ 9.69	0.39	0.51	0.90	(0.54)	(0.07)	(0.61)	$ 9.98	9.49%
12/31/2019	$ 8.91	0.43	0.64	1.07	(0.27)	(0.02)	(0.29)	$ 9.69	12.16%
12/31/2018	$ 9.68	0.41	(0.67)	(0.26)	(0.44)	(0.07)	(0.51)	$ 8.91	(2.80%)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Investor Class
12/31/2022	$234,286	0.99%	0.90%	3.65%	67%
12/31/2021	$162,932	0.93%	0.90%	2.83%	67%
12/31/2020	$176,480	0.93%	0.90%	3.69%	102%
12/31/2019	$185,209	0.92%	0.90%	4.18%	81%
12/31/2018	$195,275	0.91%	0.90%	3.93%	61%
Institutional Class
12/31/2022	$431,059	0.60%	0.55%	4.03%	67%
12/31/2021	$527,720	0.57%	0.55%	3.16%	67%
12/31/2020	$464,756	0.57%	0.55%	4.04%	102%
12/31/2019	$471,986	0.56%	0.55%	4.52%	81%
12/31/2018	$421,840	0.55%	0.55%	4.31%	61%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER MULTI-SECTOR BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Empower Funds, Inc. (Empower Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Empower Funds presently consists of forty-five funds. Interests in the Empower Multi-Sector Bond Fund (the Fund) are included herein.
The investment objective of the Fund is to seek high total investment return through a combination of current income and capital appreciation. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Empower Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.  Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Empower Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Empower Capital Management, LLC (ECM or the Adviser), to complete valuation determinations under those policies and procedures. Effective September 8, 2022, pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors approved the Adviser as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s investments, subject to oversight by the Board of Directors.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Annual Report - December 31, 2022

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments, including bank loans, are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Bank Loans	Broker quotes, Loan Syndications and Trading Association daily marks, loan analytics and market news.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Convertible Bonds, Convertible Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market

Annual Report - December 31, 2022

research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
Municipal Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include reported trades, benchmark yields, new issue data, and material event notices.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2022, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.

Annual Report - December 31, 2022

	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 84,186,292	$ —	$ 84,186,292
Bank Loans	—	35,054,175	—	35,054,175
Corporate Bonds and Notes	—	278,253,048	—	278,253,048
Convertible Bonds	—	9,647,942	—	9,647,942
Foreign Government Bonds and Notes	—	15,696,869	—	15,696,869
Mortgage-Backed Securities	—	47,599,269	—	47,599,269
Municipal Bonds and Notes	—	3,576,046	—	3,576,046
U.S. Treasury Bonds and Notes	—	94,089,446	—	94,089,446
Common Stock	1,219,895	—	—	1,219,895
Convertible Preferred Stock
Communications	660,100	—	—	660,100
Energy	564,700	—	—	564,700
Financial	2,634,481	—	—	2,634,481
Technology	—	267,589	—	267,589
	3,859,281	267,589	—	4,126,870
Government Money Market Mutual Funds	1,650,000	—	—	1,650,000
Short Term Investments	—	96,404,619	—	96,404,619
Total Assets	$ 6,729,176	$ 664,775,295	$ 0	$ 671,504,471
Liabilities
Other Financial Investments:
Futures Contracts(a)	$ (741,112)	$ —	$ —	$ (741,112)
Total Liabilities	$ (741,112)	$ 0	$ —	$ (741,112)
(a)	Futures Contracts are reported at the security’s unrealized appreciation (depreciation), which represents the change in the contract’s value from trade date.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received

Annual Report - December 31, 2022

or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	2022	2021
Ordinary income	$23,786,991	$27,182,342
Long-term capital gain	1,042,278	13,392,922
	$24,829,269	$40,575,264
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, market discount adjustments, real estate investment trust securities and foreign currency reclassifications.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the Fund has reclassified $3,020 from Undistributed/accumulated earnings to Paid-in capital for December 31, 2022. Net assets of the Fund were unaffected by the reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$1,025,949
Undistributed long-term capital gains	—
Capital loss carryforwards	(21,756,484)
Post-October losses	—
Net unrealized depreciation	(67,817,785)
Tax composition of capital	$(88,548,320)

Annual Report - December 31, 2022

At December 31, 2022, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2022, the Fund did not utilize any capital loss carryforwards. Details of the capital loss carryforwards as of December 31, 2022, were as follows:
No Expiration	$(21,756,484)
Total	(21,756,484)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2022 were as follows:
Federal tax cost of investments	$738,581,144
Gross unrealized appreciation on investments	1,888,779
Gross unrealized depreciation on investments	(69,706,564)
Net unrealized depreciation on investments	$(67,817,785)
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Interest Rate Risk - The risk that market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts
The Fund uses futures contracts to capitalize on expected changes in the shape of the yield curve and to control overall interest rate exposure. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 88 long futures contracts and an average of 14 short futures contracts for the reporting period.

Annual Report - December 31, 2022

Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of December 31, 2022 is as follows:
Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Interest contracts (futures contracts)	Net unrealized depreciation on futures contracts	$(741,112) (a)
(a)Includes cumulative depreciation of futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended December 31, 2022 is as follows:
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Interest contracts (futures contracts)	Net realized loss on futures contracts	$(1,542,630)	Net change in unrealized depreciation on futures contracts	$(741,112)
3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Empower Funds entered into an investment advisory agreement with ECM, a wholly-owned subsidiary of Empower Annuity Insurance Company of America (Empower of America). As compensation for its services to Empower Funds, the Adviser receives monthly compensation at the annual rate of 0.52% of the Fund’s average daily net assets up to $1 billion dollars, 0.47% of the Fund’s average daily net assets over $1 billion dollars and 0.42% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.55% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2023 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2022, the amounts subject to recoupment were as follows:
Expires December 31, 2023	Expires December 31, 2024	Expires December 31, 2025	Recoupment of Past Reimbursed Fees by the Adviser
$152,623	$151,895	$383,937	$0
The Adviser and Empower Funds have entered into a sub-advisory agreement with Loomis, Sayles & Company, L.P. and Virtus Fixed Income Advisers, LLC. The Adviser is responsible for compensating the Sub-Advisers for their services.
Empower Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of ECM and subsidiary of Empower of America. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the share class.
Empower Financial Services, Inc. (the Distributor), is a wholly-owned subsidiary of Empower of America and the principal underwriter to distribute and market the Fund.

Annual Report - December 31, 2022

Certain officers of Empower Funds are also directors and/or officers of Empower of America or its subsidiaries. No officer or interested director of Empower Funds receives any compensation directly from Empower Funds. The total compensation paid to the independent directors with respect to all forty-five funds for which they serve as directors was $1,258,500 for the fiscal year ended December 31, 2022.
4.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $283,190,021 and $344,014,522, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $116,961,467 and $77,318,048, respectively.
5.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2022, the Fund had securities on loan valued at $31,091,455 and received collateral as reported on the Statement of Assets and Liabilities of $32,157,643 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2022. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Corporate Bonds and Notes	$14,717,678
Convertible Bonds	4,502,295
Foreign Government Bonds and Notes	1,989,370
U.S. Treasury Bonds and Notes	10,948,300
Total secured borrowings	$32,157,643
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
7.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2022, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Empower Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Empower Multi-Sector Bond Fund (the “Fund”), one of the funds of Empower Funds, Inc., as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2023
We have served as the auditor of one or more Empower investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2022, 2% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Empower Funds is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Empower Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 79	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Director, Gold, Inc; Member, Colorado State Fair Board Authority; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	45	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners LLC; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	45	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 63	Independent Director	Since 2017	Director, Colorado State Housing Board; and former Director, Grand Junction Housing Authority; Counseling and Education Center	45	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 68	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	45	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 79	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	45	N/A
Interested Director*****
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower Life & Annuity Insurance Company of New York (“Empower of NY”); President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A
Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower of NY; President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 66	Chief Compliance Officer	Since 2016	Head of Compliance, Empower Investments, Empower; Chief Compliance Officer, ECM and EAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 48	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Empower; Vice President and Counsel, ECM; Secretary, Empower of America; Corporate Secretary, Empower of NY; formerly, Vice President & Counsel, Empower Funds; Vice President, Counsel & Secretary, EAG & EFSI	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 47	Treasurer	Since 2016 (Assistant Treasurer) Since 2021 (as Treasurer)	Vice President, Fund Administration, Empower; Treasurer, ECM; Vice President & Treasurer, Empower Trust Company, LLC (“ETC”); formerly, Assistant Treasurer Empower Funds & ETC	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 55	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Administration, Empower; Assistant Treasurer, ECM; Assistant Vice President and Assistant Treasurer, ETC	N/A	N/A
Abhijit Dande 8515 East Orchard Road, Greenwood Village, CO 80111 42	Derivatives Risk Manager	Since 2022	Assistant Vice President, Financial Risk Management, Empower; Derivatives Risk Manager, ECM	N/A	N/A
* A Director who is not an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) is referred to as an “Independent Director.”
** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2024. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the sole member of Resolute Capital Asset Partners LLC, which is the general partner for Resolute Capital Asset Partners Fund I LP. Goldman Sachs & Co. LLC, the clearing agent and custodian for Resolute Capital Asset Partners Fund I LP, is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Empower Core Strategies: Inflation-Protected

Securities, Empower Inflation-Protected Securities and Empower Mid Cap Value Funds; and a Sub-Adviser of the Empower Core Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity, Empower International Growth and Empower Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity, Empower International Growth and Empower Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (1) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Empower International Value Fund, (2) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Virtus Fixed Income Advisers, LLC, a Sub-Adviser of the Empower Multi-Sector Bond Fund, and (3) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Empower Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** An “Interested Director” refers to a Director who is an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) by virtue of their affiliation with ECM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Empower Funds and its Directors is available in the Empower Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://www.greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Empower Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. Empower Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Empower Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Empower Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $996,300 for fiscal year 2021 and $1,031,500 for fiscal year 2022.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $40,000 for fiscal year 2021 and $42,000 for fiscal year 2022. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2021 and $0 for fiscal year 2022.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Empower Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Empower Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Empower Funds that is responsible for the financial reporting or operations of Empower Funds was employed by those auditors and participated in any capacity in an audit of Empower Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Empower Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Empower Funds’ auditors will not provide the following non-audit services to Empower Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Empower Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the

1No pre-approval is required as to non-audit services provided to Empower Funds if: (a) the aggregate amount of all non-audit services provided to Empower Funds constitute not more than 5% of the total amount of revenues paid by Empower Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Empower Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Empower Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Empower Funds’ auditors to (a) Empower Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2021 equaled $2,255,405 and for fiscal year 2022 equaled $1,022,840.
(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Empower Funds, Empower Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Empower Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Empower Funds’ primary investment adviser.

another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.
(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
EMPOWER FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2023
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2023
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2023